UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: March 31
Date of reporting period: March 31, 2009

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MARCH 31, 2009

Western Asset Municipal Money Market Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide income exempt from regular federal income tax* from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

*  Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I
Fund overview	1
Fund at a glance	5
Fund expenses	6
Schedule of investments	8
Statement of assets and liabilities	46
Statement of operations	47
Statements of changes in net assets	48
Financial highlights	49
Notes to financial statements	52
Report of independent registered public accounting firm	63
Board approval of management and subadvisory agreements	64
Additional information	69
Important tax information	76

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended March 31, 2009. Looking back, U.S. gross domestic product (“GDP”)[i] growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the advance estimate for first quarter 2009 GDP decline was 6.1%.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) – which has the final say on when one begins and ends – announced that a recession had begun in December 2007. Based on a variety of economic indicators, we believe it is now likely that the current recession could be the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.1 million jobs have been shed, with more than two million being lost during the first three months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.1% to 8.5% in March 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, has yet to bottom. This is evidenced by the 41% decline in new home sales in February 2009 versus February 2008. In addition, the median price of a new home fell more than 18% over those twelve months. However, not all of the economic news is bad. Inflation remains low and, in March 2009, data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Western Asset Municipal Money Market Fund  |  I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 2.25%. The Fed continued its campaign of lowering rates in April 2008, to 2.00%. It then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

II  |  Western Asset Municipal Money Market Fund

During the twelve-month reporting period ended March 31, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended March 31, 2009, two-year Treasury yields fell from 1.62% to 0.81%. Over the same time frame, ten-year Treasury yields moved from 3.45% to 2.71%.

During the reporting period, the yields available from tax-exempt money market instruments fluctuated and ultimately moved lower. The current market challenges have not affected the Fund’s $1.00 share price. Additionally, we believe that the current situation should not affect the Fund’s $1.00 share price, going forward. Over time, we also believe that the Fund’s returns should remain competitive.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

Western Asset Municipal Money Market Fund  |  III

Letter from the chairman continued

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program (the “Guarantee Program”) for money market funds. Only shareholders who held shares in the Fund as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase or redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008.

If the number of shares held fluctuates over the period, the shareholder will be covered for either the number of shares held as of the close of business on September 19, 2008, or the then-current amount, whichever is less. For those eligible shareholders, any increase in the number of shares held in the Fund after September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with a fund or broker-dealer, any future investment in the Fund will not be guaranteed. The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in these extensions. Legg Mason believes this program will provide support to our shareholders as we manage through this market environment.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

IV  |  Western Asset Municipal Money Market Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 29, 2009

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Municipal Money Market Fund  |  V

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide income exempt from regular federal income tax from a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

Under normal circumstances, the Fund invests at least 80% of its assets in short-term high-quality “municipal securities.” These include debt obligations issued by any of the fifty states and their political subdivisions, agencies and public authorities, certain other governmental issuers or other qualifying issuers, participation or other interest in these securities and other structured securities. The interest paid on these securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax. The securities in which the Fund invests, at the time of purchase, are rated in one of the two highest short-term rating categories, or in the case of unrated securities, determined by us to be of equivalent quality. These securities, at the time of purchase, have remaining maturities of 397 days or less. The Fund maintains a dollar-weighted average portfolio maturity of ninety days or less. The Fund may invest without limit in three types of structured securities: tender option bonds, partnership interests and swap-based securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of unnerving volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 1.62% and 3.45%, respectively. Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme “flight to quality.” Investors’ risk aversion further intensified from September through November given the severe

Western Asset Municipal Money Market Fund 2009 Annual Report  |  1

Fund overview continued

disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. We believe this was due to concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. However, yields then eased down somewhat in late March. At the conclusion of the fiscal year, two-and ten-year Treasury yields were 0.81% and 2.71%, respectively.

Tax-free bonds were not immune to the volatility in the financial markets during the reporting period. In addition to increased risk aversion, the municipal market was pressured by issues related to monoline bond insurers and a lack of liquidity. In addition, there were fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. Despite a strong rally during the first quarter of 2009, municipal bonds lagged their taxable counterparts during the twelve months ended March 31, 2009.

Given the fluctuations in short-term interest rates, the yields available from tax-exempt money market securities were volatile during the reporting period.

The national outlook for municipal credit remains especially challenged. Moody’s has, for the first time, assigned a negative sector-wide outlook to U.S. local government debt, in recognition of weakness in the housing market and consumer spending, as well as turmoil in financial markets. Its outlook for U.S. states is also negative. The factors that are impacting tax-backed bonds pose difficulty for many revenue-backed securities. For example, damage in the financial markets has driven endowment losses in the Health Care and Higher Education sectors, and subprime fallout has led to increasing defaults in the portfolios of housing agencies.

Though nearly $800 billion provided by the American Recovery and Reinvestment Act should provide some degree of short-term relief to municipal issuers, we believe that security selection is paramount in the tax-exempt market at this time. We believe that overweights to essential service providers, such as Water & Sewer authorities, and to issuers that have historically demonstrated financial conservatism are appropriate in this difficult environment.

Q. How did we respond to these changing market conditions?

A. We remained proactive as the challenges in the financial markets continued. In particular, we positioned the portfolio to have above-average liquidity as investors began to move money out of prime and tax-exempt funds and into Treasury-only money market funds.

2  |  Western Asset Municipal Money Market Fund 2009 Annual Report

Performance review

As of March 31, 2009, the seven-day current yield for Class A shares of Western Asset Municipal Money Market Fund was 0.26% and the seven-day effective yield, which reflects compounding, was 0.26%.[1]

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

WESTERN ASSET MUNICIPAL MONEY MARKET FUND Yields as of March 31, 2009 (unaudited)
	Seven-Day Current Yield[1]	Seven-Day Effective Yield[1]

Class A Shares	0.26%	0.26%
Class I Shares	0.33%	0.33%
Exchange A Shares	0.16%	0.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. The Fund held municipal notes, tax-exempt commercial paper and Variable Rate Demand Notes (“VRDNs”)iii. We maintained our strategy of investing in only top tier securities with an emphasis on maintaining liquidity and diversification, as safeguarding our shareholders’ investments remained paramount.

The liquidity crisis that began in August 2008, triggered by the fallout in the domestic markets, spilled into the global financial markets. Near collapses by major institutions, such as AIG and Citigroup, necessitated cash infusions into the marketplace by global central banks, including the Fed. Scandals uncovered in the financial world, including Madoff Investments, rocked the already-damaged confidence investors had in Wall Street. Against this backdrop of volatility, we continued to see major price disconnects between

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  3

Fund overview continued

VRDNs secured by weaker institutions versus VRDNs secured by well-capitalized banks. The better secured VRDNs, being considerably more liquid, continued to be in strong demand by money market funds, making their availability very limited. Hence, as yields on stronger VRDNs continued to fall, the result was lower yields for the Fund.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period. However, we continued to monitor the headline risk of global banking institutions and stood ready to reduce or eliminate our exposure to VRDNs secured by weakened banks.

Thank you for your investment in Western Asset Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 14, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

4  |  Western Asset Municipal Money Market Fund 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Western Asset Municipal Money Market Fund 2009 Annual Report  |  5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2008 and held for the six months ended March 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO		EXPENSES PAID DURING THE PERIOD[3]

Class A	0.50%	$1,000.00	$1,005.00	0.55	%†	$2.75
Exchange A	0.46	1,000.00	1,004.60	0.62	†	3.10
Class I4	0.10	1,000.00	1,001.00	0.47		1.15

[1]	For the six months ended March 31, 2009, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	For the period December 31, 2008 (inception date) to March 31, 2009.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

6  |  Western Asset Municipal Money Market Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO		EXPENSES PAID DURING THE PERIOD[2]

Class A	5.00%	$1,000.00	$1,022.19	0.55	%†	$2.77
Exchange A	5.00	1,000.00	1,021.84	0.62	†	3.13
Class I3	5.00	1,000.00	1,011.05	0.47		1.15

[1]	For the six months ended March 31, 2009, unless otherwise noted.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	For the period December 31, 2008 (inception date) to March 31, 2009.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratios. These fees are not covered by any expense cap currently in effect.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  7

Schedule of investments
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 98.6%

	Alabama — 0.9%
$20,820,000	Birmingham, AL, Airport Authority Revenue, Refunding,
	FSA, SPA-Dexia Credit Local, 2.790%, 4/2/09(a)	$20,820,000
4,400,000	Demopolis, AL, IDB, IDR, Delaware Mesa Farms Project,
	LOC-Wells Fargo Bank N.A., 0.700%, 4/2/09(a)(b)	4,400,000
	Huntsville, AL, Health Care Authority, TECP:
20,000,000	0.350% due 5/18/09	20,000,000
31,967,000	0.700% due 6/2/09	31,967,000
300,000	Mobile County, AL, IDA, PCR, Exxon Mobil Project, 0.150%, 4/1/09(a)	300,000

	Total Alabama	77,487,000

	Alaska — 0.3%
	Alaska State Housing Finance Corp.:
	Home Mortgage Revenue, SPA-Landesbank Baden-Wurttemberg:
4,500,000	0.200%, 4/2/09(a)	4,500,000
2,650,000	0.370%, 4/2/09(a)	2,650,000
2,940,000	Housing Development, 0.200%, 4/1/09(a)	2,940,000
7,500,000	Alaska State International Airports Revenues,
	LOC-State Street Bank & Trust Co., 0.600%, 4/1/09(a)	7,500,000
	Valdez, AK, Marine Terminal Revenue, Refunding:
6,000,000	BP Pipelines Inc. Project, 0.300%, 4/1/09(a)	6,000,000
500,000	Exxon Pipeline Co. Project, 0.150%, 4/1/09(a)	500,000

	Total Alaska	24,090,000

	Arizona — 0.8%
250,000	Arizona Health Facilities Authority Revenue, Health Facility
	Catholic West, LOC-Bank of America N.A., 0.430%, 4/1/09(a)	250,000
	Glendale, AZ, IDA, TECP:
6,800,000	0.650% due 4/7/09	6,800,000
19,000,000	0.900% due 4/7/09	19,000,000
	Phoenix, AZ:
40,000,000	Civic Improvement Corp., TECP, 0.800% due 4/7/09	40,000,000
3,335,000	IDA Revenue, Southwestern College Phoenix, LOC-Comerica Bank,
	0.750%, 4/2/09(a)	3,335,000
500,000	Pinal County, AZ, IDA, IDR, Artistic Paver Project, LOC-SunTrust Bank,
	0.830%, 4/1/09(a)(b)	500,000
	Yavapai County, AZ, IDA, Hospital Facility Revenue:
3,500,000	Northern Arizona Health Care, LOC-Banco Bilbao Vizcaya,
	0.440%, 4/2/09(a)	3,500,000
2,200,000	Refunding Yavapai Regional Medical Center, LOC-UBS AG,
	0.470%, 4/2/09(a)	2,200,000

	Total Arizona	75,585,000

	California — 1.3%
600,000	California EFA Revenue, Stanford University, TECP, 0.200%, 4/1/09(a)	600,000
	California Infrastructure & Economic Development Bank Revenue:
4,000,000	California Academy of Sciences, LOC-Allied Irish Bank PLC,
	0.450%, 4/1/09(a)	4,000,000

See Notes to Financial Statements.

8  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	California — 1.3% continued
$1,400,000	Jewish Community Center, LOC-Bank of America N.A.,
	0.300%, 4/1/09(a)	$1,400,000
	Los Angeles County Museum:
2,300,000	LOC-Allied Irish Bank PLC, 0.450%, 4/1/09(a)	2,300,000
1,500,000	LOC-Bank of New York, 0.250%, 4/1/09(a)	1,500,000
1,700,000	Orange County Performing Arts Center, LOC-Allied Irish Bank PLC,
	1.600%, 4/2/09(a)	1,700,000
4,800,000	California PCFA, PCR, Refunding, ExxonMobil Project, 0.200%, 4/1/09(a)	4,800,000
	California State Department of Water Resources, Power Supply Revenue:
10,000,000	FSA, SPA-JPMorgan Chase, 2.000%, 4/2/09(a)	10,000,000
10,100,000	LOC-Landesbank Hessen-Thuringen, 0.250%, 4/1/09(a)	10,100,000
	Irvine, CA, Improvement Bond Act 1915:
1,200,000	Assessment District 93-14, LOC-Bank of America N.A.,
	0.200%, 4/1/09(a)	1,200,000
2,255,000	Revenue, Limited Obligation, Reassessment District 85-7, FSA,
	SPA-Dexia Credit Local, 1.000%, 4/1/09(a)	2,255,000
1,700,000	Los Angeles, CA, Community RDA, MFH Revenue, Wilshire Station
	Apartments, LOC-Bank of America N.A., 0.400%, 4/1/09(a)(b)	1,700,000
1,600,000	Los Angeles, CA, Department of Water & Power, SPA-Banco
	Bilboa Vizcaya, 0.150%, 4/1/09(a)	1,600,000
7,000,000	Los Angeles, CA, Department of Water & Power, Water & Power
	Revenue, SPA-JPMorgan Chase, Lloyds TSB Bank PLC, 0.270%, 4/2/09(a)	7,000,000
	Metropolitan Water District of Southern California:
7,900,000	SPA-Banco Bilbao Vizcaya, 0.200%, 4/1/09(a)	7,900,000
7,000,000	SPA-Landesbank Baden-Wurttemberg, 0.230%, 4/2/09(a)	7,000,000
16,100,000	MSR Public Power Agency, San Juan Project Revenue, LOC-Dexia
	Credit Local, 0.450%, 4/1/09(a)	16,100,000
6,900,000	Sacramento County, CA, Sanitation District Financing Authority Revenue,
	LIQ-Bank of America N.A., 0.300%, 4/1/09(a)	6,900,000
32,500,000	San Francisco, CA, City & County Airports Commission,
	International Airport Revenue Assured Gty., SPA-Landesbank
	Baden-Wurttemberg, 0.500%, 4/1/09(a)(b)	32,500,000

	Total California	120,555,000

	Colorado — 1.5%
3,250,000	Arvada, CO, FSA, SPA-Dexia Public Finance, 7.250%, 4/1/09(a)	3,250,000
	Aurora, CO, Hospital Revenue:
9,100,000	Childrens Hospital Assignment Project, LOC-Allied Irish Bank PLC,
	1.300%, 4/2/09(a)	9,100,000
1,500,000	COP, SPA-JPMorgan Chase, 0.430%, 4/2/09(a)	1,500,000
11,000,000	Castle Rock, CO, COP, LOC-Wells Fargo Bank N.A., 0.550%, 4/1/09(a)	11,000,000
	Colorado Health Facilities Authority Revenue:
9,025,000	Bethesda Living Center Projects, LOC-LaSalle Bank, 0.480%, 4/2/09(a)	9,025,000
	Catholic Health, SPA-Bayerische Landesbank:
765,000	0.370%, 4/1/09(a)	765,000
2,675,000	0.430%, 4/1/09(a)	2,675,000
5,300,000	Health Facilities Evangelical, LOC-Allied Irish Banks PLC,
	1.200%, 4/2/09(a)	5,300,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  9

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Colorado — 1.5% continued
$2,225,000	Refunding, Sisters Charity Health Systems, SPA-JPMorgan Chase,
	0.480%, 4/1/09(a)	$2,225,000
	Colorado HFA, Revenue:
500,000	Multi-Family Hunters, FNMA, LIQ-FNMA, 0.410%, 4/1/09(a)	500,000
	Multi-Family Project, SPA-FHLB:
900,000	0.450%, 4/1/09(a)	900,000
4,800,000	0.600%, 4/1/09(a)(b)	4,800,000
	Multi-Family, SPA-FHLB:
6,785,000	0.600%, 4/1/09(a)(b)	6,785,000
8,210,000	0.650%, 4/1/09(a)(b)	8,210,000
	Colorado Springs, CO, Utilities Revenue:
6,800,000	Refunding, Subordinated Lien Improvement, SPA-Dexia Credit Local,
	1.500%, 4/2/09(a)	6,800,000
12,695,000	SPA-Dexia Credit Local, 3.000%, 4/2/09(a)	12,695,000
	Colorado Springs, CO, Revenue:
6,661,000	The Colorado College, 0.350%, 4/2/09(a)	6,661,000
10,145,000	The Colorado College Project, 0.370%, 4/2/09(a)	10,145,000
55,000	Erie, CO, COP, LOC-Keybank N.A., 1.450%, 4/1/09(a)	55,000
28,010,000	University of Colorado Hospital Authority Revenue, FSA, SPA-Wachovia
	Bank N.A., 2.970%, 4/1/09(a)	28,010,000

	Total Colorado	130,401,000

	Connecticut — 0.5%
200,000	Connecticut State, SPA-Dexia Credit Local, 1.500%, 4/2/09(a)	200,000
	Connecticut State, HEFA Revenue:
	Yale University:
30,655,000	0.200%, 4/1/09(a)	30,655,000
300,000	0.200%, 4/2/09(a)	300,000
4,795,000	Yale-New Haven Hospital, LOC-JPMorgan Chase, 0.280%, 4/1/09(a)	4,795,000
9,100,000	Waterbury, CT, GO, BAN, 4.000% due 9/2/09	9,182,968

	Total Connecticut	45,132,968

	Delaware — 0.5%
7,300,000	Delaware State Health Facilities Authority Revenue, Beebe Medical
	Center Project, LOC-PNC Bank, 0.490%, 4/2/09(a)	7,300,000
9,450,000	Delaware State, GO, 3.000% due 1/1/10	9,631,451
6,500,000	Kent County, DE, Revenue, Providence Creek Academy Charter,
	LOC-PNC Bank N.A., 0.490%, 4/2/09(a)	6,500,000
	University of Delaware Revenue:
9,035,000	LIQ-Bank of America, 0.450%, 4/1/09(a)	9,035,000
100,000	Refunding, SPA-Landesbank Hessen-Thuringen, 0.310%, 4/1/09(a)	100,000
8,100,000	SPA-Bank of America, 0.310%, 4/1/09(a)	8,100,000

	Total Delaware	40,666,451

	District of Columbia — 3.3%
3,400,000	District of Columbia Enterprise Zone Revenue, Crowell and Moring LLP
	Project, LOC-Wachovia Bank N.A., 0.670%, 4/1/09(a)(b)	3,400,000

See Notes to Financial Statements.

10  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	District of Columbia — 3.3% continued
	District of Columbia Revenue:
$9,930,000	Hospital for Sick Children, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	$9,930,000
4,835,000	Jesuit Conference, LOC-PNC Bank, 0.490%, 4/2/09(a)	4,835,000
13,125,000	TECP, 0.500% due 4/1/09	13,125,000
13,400,000	The Pew Charitable Trusts, LOC-PNC Bank N.A., 0.490%, 4/2/09(a)	13,400,000
4,000,000	Washington Center For Internships and Academic Seminars,
	LOC-Branch Banking & Trust, 0.550%, 4/2/09(a)	4,000,000
53,000,000	District of Columbia, GO, TRAN, 2.500% due 9/30/09	53,369,231
	Metropolitan Washington, DC, Airports Authority:
27,000,000	FSA, SPA-Dexia Credit Local, 4.000%, 4/1/09(a)(b)	27,000,000
	TECP:
5,000,000	0.600% due 5/6/09	5,000,000
23,000,000	0.700% due 10/6/09	23,000,000
30,000,000	Washington, D.C., Metro Area Transit Authority, TECP, 0.550% due 6/11/09	30,000,000
	Washington, D.C., Metro Area Transit, TECP:
68,300,000	0.450% due 5/4/09	68,300,000
36,600,000	0.450% due 5/6/09	36,600,000

	Total District of Columbia	291,959,231

	Florida — 12.8%
20,400,000	Alachua County, FL, Health Facilities Authority, Shands Teaching
	Hospital, LOC-SunTrust Bank, 0.350%, 4/1/09(a)	20,400,000
805,000	Brevard County, FL, Health Facilities Authority, Health Facilities
	Revenue, Refunding Bonds, Health First Inc. Project, LOC-SunTrust
	Bank, 0.350%, 4/1/09(a)	805,000
	Broward County, FL:
19,270,000	Airport System Revenue, SPA-JPMorgan Chase, 0.630%, 4/2/09(a)(b)	19,270,000
1,000,000	HFA, MFH, Sawgrass Pines Apartments Project, LOC-GE Capital Corp.,
	1.500%, 4/2/09(a)(b)	1,000,000
4,415,000	Port Facilities Revenue, Everglades, LOC-Bank of Nova Scotia,
	0.600%, 4/2/09(a)(b)	4,415,000
15,498,000	Florida Municipal Loan Council, TECP, 0.450% due 5/8/09	15,498,000
5,135,000	Florida State Board of Education, GO, 5.000% due 6/1/09	5,162,492
	Florida State Municipal Power Agency Revenue:
28,000,000	All Requirements Power Supply, LOC-SunTrust Bank,
	0.350%, 4/1/09(a)	28,000,000
28,150,000	All Requirements Supply, LOC-Bank of America N.A.,
	0.350%, 4/1/09(a)	28,150,000
57,594,000	Florida State Municipal Power Agency, TECP, 0.600% due 4/2/09	57,594,000
	Gainesville, FL, Utilities System Revenue:
29,700,000	SPA-Bank of New York, 0.400%, 4/1/09(a)	29,700,000
	SPA-SunTrust Bank:
12,000,000	0.400%, 4/1/09(a)	12,000,000
20,400,000	0.500%, 4/1/09(a)	20,400,000
	Highlands County, FL, Health Facilities Authority Revenue, Adventist
	Health System, LOC-SunTrust Bank:
13,415,000	0.480%, 4/2/09(a)	13,415,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  11

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Florida — 12.8% continued
$20,000,000	0.480%, 4/2/09(a)	$20,000,000
8,055,000	0.480%, 4/2/09(a)	8,055,000
10,000,000	0.520%, 4/2/09(a)	10,000,000
7,000,000	0.550%, 4/2/09(a)	7,000,000
11,400,000	0.580%, 4/2/09(a)	11,400,000
11,000,000	Hillsborough Aviation County, FL, TECP, 0.700% due 5/14/09	11,000,000
47,025,000	Hillsborough County, FL, School Board COP, Master Lease, MBIA,
	LOC-Wachovia Bank N.A., 0.500%, 4/1/09(a)	47,025,000
14,010,000	Hillsborough, FL, Community College Foundation Inc., Student Housing
	Revenue, LOC-Bank of America N.A., 0.500%, 4/2/09(a)	14,010,000
	Jacksonville, FL:
35,265,000	Commercial Paper Notes, TECP, 0.400% due 4/2/09	35,265,000
20,960,000	Economic Development Commission Health Care Facilities Revenue,
	Refunding-Methodist Medical Center, LOC-SunTrust Bank, 0.350%,
	4/1/09(a)	20,960,000
62,956,000	Electric Authority, TECP, 0.450% due 5/7/09	62,956,000
	Health Facilities Authority, Hospital Revenue:
5,000,000	Baptist Medical Center Project, 0.350%, 4/1/09(a)	5,000,000
12,500,000	Baptist Medical Center, LOC-Bank of America N.A., 0.300%, 4/1/09(a)	12,500,000
7,600,000	Health Facilities Authority, Hospital Revenue, Southern Baptist
	Hospital, LOC-Wachovia Bank N.A., 0.350%, 4/1/09(a)	7,600,000
8,500,000	Transit Revenue, SPA-Dexia Credit Local, 1.500%, 4/2/09(a)	8,500,000
11,315,000	Water & Sewer System Revenue, SPA-Bank of New York,
	0.470%, 4/2/09(a)	11,315,000
	JEA District, FL:
24,960,000	Electric System Revenue, SPA-Wachovia Bank N.A., 0.350%, 4/1/09(a)	24,960,000
	TECP:
26,475,000	0.300% due 4/1/09	26,475,000
51,200,000	1.350% due 4/6/09	51,200,000
17,325,000	0.600% due 4/7/09	17,325,000
15,700,000	0.600% due 4/7/09	15,700,000
400,000	Water & Sewer System Revenue, SPA-Banco Bilbao Vizcaya,
	0.340%, 4/1/09(a)	400,000
	Lakeland, FL:
10,300,000	Education Facilities Revenue, Florida Southern College Project,
	LOC-SunTrust Bank, 0.530%, 4/1/09(a)	10,300,000
16,100,000	Energy System Revenue, LOC-SunTrust Bank, 0.350%, 4/1/09(a)	16,100,000
4,300,000	Lee County, FL, IDA, EFA, Canterbury School Inc. Project, LOC-SunTrust
	Bank, 0.580%, 4/1/09(a)	4,300,000
	Miami-Dade County, FL, Health Facilities Authority Hospital Revenue,
	Miami Children’s Hospital Project, MBIA, LOC-Wachovia Bank N.A.:
40,825,000	0.570%, 4/1/09(a)	40,825,000
12,800,000	0.570%, 4/1/09(a)	12,800,000
40,625,000	0.570%, 4/1/09(a)	40,625,000
5,745,000	Miami-Dade County, FL, IDA, Educational Facilities Revenue, Belen
	Jesuit Preparatory School, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	5,745,000

See Notes to Financial Statements.

12  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Florida — 12.8% continued
$42,002,000	Miami-Dade County, FL, TECP, 1.650% due 4/6/09	$42,002,000
21,035,000	New College, FL, Development Corp. COP, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	21,035,000
	Orange County, FL:
5,130,000	Health Facilities Authority Revenue, Orlando Regional Healthcare
	System Inc., LOC-SunTrust Bank, 0.580%, 4/1/09(a)	5,130,000
	IDA:
10,000,000	Bishop Moore High School Project, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	10,000,000
3,520,000	Blood & Tissue Services, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	3,520,000
3,800,000	IDR, Central Florida YMCA Project, LOC-Bank of America,
	0.570%, 4/2/09(a)	3,800,000
200,000	School Board, COP, LOC-Wachovia Bank N.A., 0.350%, 4/1/09(a)	200,000
	Orlando & Orange County, FL:
	Expressway Authority:
13,830,000	Refunding, FSA, SPA-Dexia Credit Local, 2.750%, 4/2/09(a)	13,830,000
20,000,000	Revenue, LOC-SunTrust Bank, 0.510%, 4/2/09(a)	20,000,000
	Palm Beach County, FL:
8,500,000	Health Facilities Authority, Health Facilities Revenue, Bethesda
	Healthcare System Project, LOC-SunTrust Bank, 0.350%, 4/1/09(a)	8,500,000
10,250,000	HFA, MFH Revenue, Palm Gardens Apartments Project,
	LOC-Citibank N.A., 0.620%, 4/1/09(a)(b)	10,250,000
21,250,000	Revenue, Raymond F. Kravis Center Project, LOC-Northern Trust Co.,
	0.470%, 4/2/09(a)	21,250,000
23,500,000	Palm Beach, FL, School District, TECP, 0.600% due 5/7/09	23,500,000
8,500,000	Pasco County, FL, IDR, Leveredge Project, LOC-RBC Centura Bank,
	0.600%, 4/1/09(a)(b)	8,500,000
10,000,000	Pembroke Pines, FL, Charter School Revenue, SPA-Royal Bank of
	Canada, 0.500%, 4/1/09(a)	10,000,000
	Pinellas County, FL:
4,855,000	EFA Revenue, Refunding, Barry University Project, LOC-Bank of
	America, 0.550%, 4/2/09(a)	4,855,000
75,715,000	Health Facilities Authority Revenue, Refunding, Health Systems
	Baycare, FSA, SPA-Morgan Stanley, 2.750%, 4/2/09(a)	75,715,000
	Polk County, FL, IDA, IDR, Winter Haven Hospital Project,
	LOC-SunTrust Bank:
8,075,000	0.350%, 4/1/09(a)	8,075,000
8,550,000	0.350%, 4/1/09(a)	8,550,000
1,900,000	Sarasota-Manatee Airport Authority, Refunding, LOC-SunTrust Bank,
	0.350%, 4/1/09(a)	1,900,000
14,785,000	St. Petersburg, FL, Health Facilities Authority Revenue, Children’s
	Hospital, AMBAC, LOC-Wachovia Bank N.A., 0.570%, 4/2/09(a)	14,785,000
8,720,000	Tallahassee-Leon County, FL, Civic Center Authority, Capital
	Improvement Revenue, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	8,720,000
1,000,000	West Orange, FL, Healthcare District, LOC-SunTrust Bank,
	0.650%, 4/2/09(a)	1,000,000

	Total Florida	1,140,267,492

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  13

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Georgia — 5.9%
$7,765,000	Albany-Dougherty County, GA, Hospital Authority Revenue, Refunding
	Anticipation CTFS, Phoebe Putney Memorial Hospital, LOC-SunTrust
	Bank, 0.350%, 4/1/09(a)	$7,765,000
44,885,000	Atlanta, GA, Water & Wastewater Revenue, FSA, SPA-Dexia Credit Local,
	3.150%, 4/2/09(a)	44,885,000
53,000,000	Bartow County, GA, Development Authority PCR, TECP, 0.800% due 4/1/09	53,000,000
3,550,000	Carroll County, GA, Development Authority Revenue, Royal
	Metal Productions Inc. Project, LOC-Branch Banking & Trust,
	0.700%, 4/2/09(a)(b)	3,550,000
8,800,000	Cobb County, GA, Boy Scouts of America Atlanta Project, LOC-SunTrust
	Bank, 0.580%, 4/1/09(a)	8,800,000
	Coweta County, GA:
5,200,000	Development Authority Revenue, W.Y. Newnan Holding LLC Project,
	LOC-Wachovia Bank N.A., 0.670%, 4/2/09(a)(b)	5,200,000
17,710,000	Residential Care Facilities for the Elderly Authority, Wesley Woods
	of Newnan, LOC-Branch Banking & Trust Co., 0.580%, 4/1/09(a)	17,710,000
	De Kalb County, GA:
8,700,000	Development Authority Revenue, Oglethorpe University Project,
	LOC-SunTrust Bank, 0.580%, 4/1/09(a)	8,700,000
6,860,000	Housing Authority, MFH Revenue, Friendly Heights LP, LOC-FHLMC,
	0.670%, 4/2/09(a)(b)	6,860,000
1,885,000	Douglas County, GA, Development Authority, IDR, Pandosia LLC Project,
	LOC-Wells Fargo Bank N.A., 0.640%, 4/2/09(a)(b)	1,885,000
7,600,000	Floyd County, GA, Development Authority Revenue, Berry College Project,
	LOC-SunTrust Bank, 0.580%, 4/1/09(a)	7,600,000
14,160,000	Forsythe County, GA, Development Authority Revenue, Atlanta YMCA
	Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	14,160,000
	Fulton County, GA, Development Authority Revenue:
1,710,000	Atlanta YMCA Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	1,710,000
3,000,000	Doris & Weber School Project, LOC-Branch Banking & Trust,
	0.550%, 4/2/09(a)	3,000,000
3,500,000	Georgia Tech Facilities Project, LOC-SunTrust Bank,
	0.530%, 4/1/09(a)	3,500,000
4,700,000	Holy Innocents School Project, LOC-SunTrust Bank, 0.630%, 4/1/09(a)	4,700,000
23,400,000	Shepherd Center Inc. Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	23,400,000
5,400,000	Spellman College Project, LOC-SunTrust Bank, 0.680%, 4/1/09(a)	5,400,000
4,600,000	Trinity School Inc. Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	4,600,000
7,500,000	Westminster Schools Inc. Project, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	7,500,000
46,375,000	Gainesville & Hall County, GA, Hospital Authority Revenue Anticipatory
	CTFS, Northeast Georgia Health System Inc., LOC-Wachovia Bank N.A.,
	0.350%, 4/1/09(a)	46,375,000
	Georgia State Ports Authority Revenue, Garden City Terminal Project,
	LOC-SunTrust Bank:
8,810,000	0.580%, 4/1/09(a)	8,810,000
5,860,000	0.580%, 4/1/09(a)	5,860,000
	Georgia State, GO:
14,090,000	3.000% due 7/1/09	14,132,250
9,715,000	5.000% due 7/1/09	9,791,906

See Notes to Financial Statements.

14  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Georgia — 5.9% continued
$2,382,000	Finance & Investment Commission, SPA-Dexia Credit Local,
	0.850%, 4/2/09(a)	$2,382,000
4,465,000	Greene County, GA, Development Authority Sewer Facilities Revenue,
	Carey Station Welfare LLC Project, LOC-Wachovia Bank N.A.,
	0.670%, 4/2/09(a)(b)	4,465,000
4,210,000	Griffin Spalding County, GA, Development Authority Revenue,
	Industrial Development, Woodland Industrial Inc., LOC-SunTrust
	Bank, 0.740%, 4/2/09(a)(b)	4,210,000
	Gwinnett County, GA, Development Authority:
9,375,000	IDR, Barco Inc. Project, LOC-Branch Banking & Trust,
	0.700%, 4/2/09(a)(b)	9,375,000
	Revenue, Greater Atlanta Christian Schools, LOC-SunTrust Bank:
15,000,000	0.580%, 4/1/09(a)	15,000,000
8,840,000	0.580%, 4/1/09(a)	8,840,000
5,800,000	Wesleyan School Inc. Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	5,800,000
	Macon-Bibb County, GA:
14,060,000	Hospital Authority, RAN, Medical Center of Central Georgia,
	LOC-SunTrust Bank, 0.580%, 4/1/09(a)	14,060,000
4,000,000	Hospital Authority Revenue, Anticipation CTFS, Medical Center
	Central Georgia, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	4,000,000
21,050,000	Municipal Electric Authority of Georgia, TECP, 0.650% due 6/1/09	21,050,000
900,000	Municipal Electric Authority, GA, Project One, Subordinated, FSA,
	SPA-Dexia Credit Local, 3.250%, 4/1/09(a)	900,000
	Private Colleges & Universities Authority, GA:
4,965,000	Educational Facilities Revenue, Agnes Scott College, LOC-Wachovia
	Bank N.A., 0.500%, 4/2/09(a)	4,965,000
	Revenue, Emory University:
37,300,000	0.260%, 4/2/09(a)	37,300,000
6,050,000	0.270%, 4/2/09(a)	6,050,000
14,500,000	Rabun County, GA, Development Authority Revenue, Nacoochee School
	Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	14,500,000
9,620,000	Richmond County Hospital Authority, University Health Services Inc.
	Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	9,620,000
	Richmond County, GA:
12,405,000	Board of Education, GO, Sales Tax Revenue, 5.000% due 10/1/09	12,626,881
10,000,000	Development Authority, Revenue, MCG Health Inc. Project,
	LOC-Landesbank Baden-Wuerttemburg, 0.540%, 4/1/09(a)	10,000,000
5,200,000	Savannah, GA, EDA Revenue, Savannah Country Day School,
	LOC-Branch Banking & Trust, 0.550%, 4/2/09(a)	5,200,000
7,030,000	Stephens County, GA, Development Authority, IDR, CMC of Georgia Inc.
	Project, LOC-Branch Banking & Trust, 0.700%, 4/2/09(a)(b)	7,030,000
4,110,000	Union County, GA, Development Authority Revenue, Boy Scouts of
	America Atlanta Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	4,110,000
4,000,000	Valdosta-Lowndes County, GA, IDA Revenue, Steeda Autosports
	Project, LOC-Bank of America N.A., 0.800%, 4/2/09(a)(b)	4,000,000
3,700,000	Ware County, GA, Hospital Authority, Revenue Anticipation CTFS,
	Baptist Village Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	3,700,000

	Total Georgia	528,078,037

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  15

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Idaho — 0.1%
$6,600,000	Idaho Health Facilities Authority Revenue, St. Lukes Medical Center,
	FSA, SPA-Harris N.A., 0.700%, 4/1/09(a)	$6,600,000

	Illinois — 3.1%
	Chicago, IL:
1,500,000	Board of Education, GO, FSA, SPA-Dexia Public Finance Bank,
	3.000%, 4/2/09(a)	1,500,000
20,625,000	GO, SPA-JPMorgan Chase, 0.400%, 4/1/09(a)	20,625,000
3,050,000	IDR, Victoria Ltd. LLC Project, LOC-LaSalle Bank N.A.,
	0.800%, 4/2/09(a)(b)	3,050,000
3,175,000	MFH, Hyde Park Redevelopment Ltd. Project, LOC-Harris Bank,
	0.850%, 4/2/09(a)(b)	3,175,000
9,200,000	O’Hare International Airport Revenue, General Airport,
	LOC-Bayerische Landesbank, 0.500%, 4/1/09(a)(b)	9,200,000
9,400,000	Tax Increment Revenue, Tax Allocation Bonds, Near North
	Redevelopment Project, Senior Lien, LOC-Bank of New York,
	0.550%, 4/1/09(a)	9,400,000
27,040,000	TECP, 1.750% due 4/7/09	27,040,000
3,225,000	Water Revenue, LOC-State Street Bank & Trust Co., 0.460%, 4/2/09(a)	3,225,000
	Cook County, IL:
1,000,000	Catholic Theological University Project, LOC-Harris Trust and
	Savings Bank, 0.650%, 4/1/09(a)	1,000,000
17,500,000	GO, Sales TAN, 3.000% due 8/3/09	17,582,834
	IDR:
1,500,000	Kenneth Properties Project, LOC-LaSalle Bank,
	0.800%, 4/2/09(a)(b)	1,500,000
1,705,000	Little Lady Foods Inc. Project, LOC-LaSalle Bank,
	0.800%, 4/2/09(a)(b)	1,705,000
7,440,000	Crestwood, IL, Revenue, Trinity Christian College, LOC-Fifth Third
	Bank, 2.150%, 4/3/09(a)	7,440,000
	Illinois DFA:
2,000,000	Carmel High School Project, LOC-LaSalle Bank, 0.650%, 4/1/09(a)	2,000,000
	IDR:
5,000,000	Prairie Packaging Inc. Project, LOC-LaSalle Bank,
	0.800%, 4/2/09(a)(b)	5,000,000
2,000,000	Profile Packaging Inc. Project, LOC-LaSalle Bank,
	0.800%, 4/2/09(a)(b)	2,000,000
4,500,000	Oak Park Residence Corp. Project, LOC-LaSalle Bank,
	0.550%, 4/2/09(a)	4,500,000
1,000,000	PCR, Amoco Oil Co. Project, 0.300%, 4/1/09(a)	1,000,000
	Illinois Finance Authority Revenue:
3,250,000	Art Institute of Chicago, LOC-Northern Trust Co., 0.500%, 4/2/09(a)	3,250,000
2,100,000	Central Dupage Health, SPA-JPMorgan Chase, 0.500%, 4/1/09(a)	2,100,000
19,400,000	Central Dupage, LIQ-JPMorgan Chase, 0.400%, 4/1/09(a)	19,400,000
6,900,000	Everest Academy of Lemont Inc., LOC-First Midwest Bank N.A.,
	FHLB, 0.520%, 4/2/09(a)	6,900,000
9,010,000	GO, Latin School Project, LOC-JPMorgan Chase, 0.550%, 4/2/09(a)	9,010,000
9,000,000	Illinois College, LOC-U.S. Bank, 0.470%, 4/2/09(a)	9,000,000

See Notes to Financial Statements.

16  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Illinois — 3.1% continued
$4,000,000	Lake Forest Country Day School, LOC-Northern Trust Co.,
	0.600%, 4/1/09(a)	$4,000,000
335,000	OSF Healthcare System, LOC-Wachovia Bank N.A.,
	0.330%, 4/1/09(a)	335,000
1,000,000	Resurrection Health, LOC-JPMorgan Chase, 0.330%, 4/1/09(a)	1,000,000
5,310,000	Smith Village Project, LOC-LaSalle Bank, 0.500%, 4/2/09(a)	5,310,000
16,350,000	The Clare at Water Project, LOC-LaSalle Bank, 0.580%, 4/2/09(a)	16,350,000
4,605,000	Uhlich Children’s Advantage, LOC-JPMorgan Chase,
	0.600%, 4/2/09(a)	4,605,000
4,875,000	Wesleyan University, LOC-Northern Trust Co., 0.320%, 4/2/09(a)	4,875,000
	YMCA Metropolitan Chicago Project:
	LOC-Harris Trust & Savings Bank:
8,300,000	0.500%, 4/1/09(a)	8,300,000
9,500,000	0.500%, 4/1/09(a)	9,500,000
	Illinois Health Facilities Authority:
10,795,000	Pekin Memorial Hospital, LOC-Fifth Third Bank, 0.640%, 4/2/09(a)	10,795,000
1,150,000	Swedish Covenant Hospital, LOC-LaSalle Bank, 0.450%, 4/1/09(a)	1,150,000
	Illinois Housing Development Authority, Revenue:
2,100,000	Homeowner Mortgage, SPA-State Street Bank & Trust Co.,
	0.799%, 4/1/09(a)(b)	2,100,000
3,955,000	MFH Revenue, Galesburg Towers Associates II, LOC-Harris N.A.,
	0.900%, 4/2/09(a)(b)	3,955,000
2,580,000	Libertyville, IL, Industrial Revenue, Fabrication Technologies,
	LOC-LaSalle Bank N.A., 0.800%, 4/2/09(a)(b)	2,580,000
910,000	Oak Lawn, IL, IDR, Lavergne Partners Project, LOC-LaSalle National
	Bank, 0.800%, 4/2/09(a)(b)	910,000
2,900,000	Peoria, IL, Multi-Family Revenue, Housing, Oak Woods Apartments
	Project, FNMA, LIQ-FNMA, 0.620%, 4/2/09(a)(b)	2,900,000
4,085,000	Plainfield, IL, IDR, Plainfield Molding Project, LOC-LaSalle National
	Bank, 0.800%, 4/2/09(a)(b)	4,085,000
	Will County, IL:
10,800,000	Environmental Revenue, Exxon Mobil Project, 0.150%, 4/1/09(a)(b)	10,800,000
10,810,000	Revenue, University of St. Francis, LOC-Fifth Third Bank,
	2.300%, 4/1/09(a)	10,810,000

	Total Illinois	274,962,834

	Indiana — 1.4%
4,115,000	Clarksville, IN, Revenue, Retirement Housing Foundation,
	LOC-KBC Bank NV, 0.480%, 4/2/09(a)	4,115,000
7,550,000	Dearborn County, IN, EDR, Dearborn County Hospital Project,
	LOC-JPMorgan Chase, 0.500%, 4/3/09(a)	7,550,000
10,000,000	Indiana Finance Authority Health System Revenue, Sisters of
	St. Francis, LOC-JPMorgan Chase, 0.300%, 4/2/09(a)	10,000,000
4,865,000	Indiana Finance Authority Hospital Revenue, Clarian Health
	Partners Inc., LOC-Branch Banking & Trust, 0.470%, 4/1/09(a)	4,865,000
3,200,000	Indiana Finance Authority Solid Waste Disposal Revenue, New Holland
	Dairy Leasing, LOC-LaSalle Bank N.A., 0.820%, 4/2/09(a)(b)	3,200,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  17

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Indiana — 1.4% continued
	Indiana Health & Educational Facilities Financing Authority Revenue:
	Clarian Health Partners Inc., LOC-Branch Banking & Trust:
$8,950,000	0.300%, 4/1/09(a)	$8,950,000
8,930,000	0.430%, 4/1/09(a)	8,930,000
6,920,000	Refunding, Community Village Hartsfield, LOC-Harris N.A.,
	0.480%, 4/2/09(a)	6,920,000
	Indiana Health Facilities Financing Authority:
6,820,000	Hospital Revenue, Deaconess Hospital Obligation, LOC-Fifth Third
	Bank, 2.150%, 4/3/09(a)	6,820,000
8,600,000	Revenue, Franciscan Eldercare Project, LOC-LaSalle Bank,
	0.480%, 4/2/09(a)	8,600,000
6,500,000	Lawrenceburg, IN, PCR, Indiana Michigan Power Co., LOC-JPMorgan
	Chase, 0.500%, 4/2/09(a)	6,500,000
	Purdue University Revenue:
11,000,000	Student Facilities Systems, 0.150%, 4/1/09(a)	11,000,000
1,445,000	Student Fee, 0.200%, 4/1/09(a)	1,445,000
32,000,000	Whiting, IN, Environmental Facilities, TECP, 1.150% due 6/1/09	32,000,000

	Total Indiana	120,895,000

	Iowa — 1.6%
865,000	Grinnell, IA, Hospital Revenue, Grinnell Medical Center, LOC-U.S.
	Bank N.A., 0.250%, 4/1/09(a)	865,000
	Iowa Finance Authority:
17,000,000	Health Facilities Revenue, Iowa Health System, LOC-Bank of
	America N.A., 0.300%, 4/1/09(a)	17,000,000
15,200,000	Health Facilities Revenue, Iowa Health System, LOC-JPMorgan
	Chase, 0.400%, 4/1/09(a)	15,200,000
	Health Facilities Revenue:
14,000,000	Iowa Health Systems, LIQ-Landesbank Baden-Wuerttemburg,
	0.500%, 4/1/09(a)	14,000,000
8,965,000	Iowa Health, LIQ-U.S. Bank N.A., 0.500%, 4/1/09(a)	8,965,000
	MFH Revenue, SPA-Dexia Credit Local:
7,300,000	2.100%, 4/2/09(a)(b)	7,300,000
6,500,000	2.100%, 4/2/09(a)(b)	6,500,000
7,000,000	MFH Revenue, Windsor on the River LLC, LOC-Wells Fargo
	Bank N.A., 0.610%, 4/2/09(a)(b)	7,000,000
34,500,000	Revenue, Refunding, Trinity Health SPA-JPMorgan Chase, Northern
	Trust, 0.300%, 4/2/09(a)	34,500,000
15,000,000	Single-Family Mortgage Bonds, SPA-Depfa Bank PLC,
	0.520%, 4/2/09(a)(b)	15,000,000
13,615,000	Single-Family Revenue, GNMA, FNMA, SPA-FHLB, 0.600%, 4/2/09(a)(b)	13,615,000
6,000,000	Wesley Retirement Services Inc. Project, LOC-Wells Fargo Bank,
	0.480%, 4/2/09(a)	6,000,000

	Total Iowa	145,945,000

	Kansas — 0.7%
	Kansas State Department of Transportation Highway Revenue:
1,325,000	0.200%, 4/1/09(a)	1,325,000
35,995,000	LIQ-Dexia Credit Local, 1.750%, 4/1/09(a)	35,995,000

See Notes to Financial Statements.

18  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Kansas — 0.7% continued
$14,000,000	SPA-JPMorgan Chase, 0.500%, 4/1/09(a)	$14,000,000
6,370,000	Kansas State Development Finance Authority, Hospital Revenue,
	Adventist Health, Sunbelt, LOC-SunTrust Bank, 0.600%, 4/2/09(a)	6,370,000
4,500,000	Prairie Village, KS, Multi-Family Revenue, Refunding, Corinth Place
	Apartments Project, FHLMC, LIQ-FHLMC, 0.490%, 4/2/09(a)	4,500,000

	Total Kansas	62,190,000

	Kentucky — 1.1%
200,000	Berea, KY, Educational Facilities Revenue, Berea College Project,
	0.270%, 4/1/09(a)	200,000
8,025,000	Boone County, KY, Industrial Building Revenue, Kiswel Inc. Project,
	LOC-Branch Banking & Trust, 0.700%, 4/2/09(a)(b)	8,025,000
8,215,000	Breckinridge County, KY, Lease Program Revenue, Kentucky Association
	of Counties Leasing Trust, LOC-U.S. Bank N.A., 0.350%, 4/1/09(a)	8,215,000
8,000,000	Fulton County, KY, United Healthcare Hospital Co., LOC-Wachovia Bank,
	0.750%, 4/1/09(a)	8,000,000
10,680,000	Georgetown, KY, Industrial Building Revenue, Refunding, Georgetown
	College Project, LOC-Fifth Third Bank, 2.150%, 4/3/09(a)	10,680,000
	Kentucky Economic Development Finance Authority, Hospital Facilities
	Revenue, Baptist Healthcare System, LOC-Branch Banking & Trust:
7,655,000	0.430%, 4/1/09(a)	7,655,000
9,000,000	0.480%, 4/2/09(a)	9,000,000
	Kentucky Housing Corp., Housing Revenue:
14,500,000	0.600%, 4/1/09(a)(b)	14,500,000
	SPA-Kentucky Housing Corp.:
2,000,000	0.600%, 4/1/09(a)(b)	2,000,000
3,285,000	0.600%, 4/2/09(a)(b)	3,285,000
5,000,000	Trimble County, KY, Association of Counties Leasing Trust, Lease
	Program Revenue, LOC-U.S. Bank N.A., 0.400%, 4/1/09(a)	5,000,000
22,185,000	Williamsburg, KY, Educational Building Revenue, Refunding & Improvement
	Cumberland Project, LOC-Fifth Third Bank, 2.150%, 4/3/09(a)	22,185,000

	Total Kentucky	98,745,000

	Louisiana — 0.8%
11,520,000	Louisiana Local Government Environmental Facilities & CDA Revenue,
	Refunding, Healthcare Facilities Baton, LOC-LaSalle Bank,
	0.570%, 4/2/09(a)	11,520,000
21,000,000	Louisiana PFA Hospital Revenue, Franciscan Missionaries, LOC-Allied
	Irish Banks PLC, 1.050%, 4/2/09(a)	21,000,000
14,505,000	Louisiana State Offshore Terminal Authority, Deepwater Port Revenue,
	LOC-JPMorgan Chase, 0.580%, 4/1/09(a)	14,505,000
22,000,000	St. Tammany Parish, LA, Development District Revenue, Rooms to Go
	St. Tammany LLC, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	22,000,000

	Total Louisiana	69,025,000

	Maine — 0.1%
2,380,000	Auburn, ME, Revenue Obligation Securities, Morin Brick Co. Project,
	LOC-Bank of America, 0.800%, 4/2/09(a)(b)	2,380,000
5,900,000	Maine Health & Higher EFA Revenue, LOC-KBC Bank, 0.550%, 4/2/09(a)	5,900,000

	Total Maine	8,280,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  19

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Maryland — 4.6%
$27,200,000	Baltimore County, MD, TECP, 0.500% due 5/11/09	$27,200,000
	Baltimore County, MD:
3,020,000	EDR, Republic Services Inc. Project, LOC-Bank of America,
	0.800%, 4/2/09(a)(b)	3,020,000
49,100,000	Public Improvements, TECP, BAN, 0.900% due 4/1/09	49,100,000
	Howard County, MD, Public Improvements, TECP:
21,500,000	0.600% due 4/1/09	21,500,000
8,000,000	0.500% due 4/2/09	8,000,000
1,530,000	Maryland State, IDR, Calvert School Inc., LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	1,530,000
2,000,000	Maryland State Community Development Administration Department
	of Housing & Community Development, Residential, SPA-Lloyds TSB
	Bank PLC, 0.650%, 4/2/09(a)(b)	2,000,000
2,700,000	Maryland State Economic Development Corp., EDR, U.S. Pharmacopeial
	Convention Inc., LOC-Bank of America N.A., 0.350%, 4/1/09(a)	2,700,000
	Maryland State Economic Development Corp.:
1,730,000	EDR, Academy of Sciences Project, LOC-Bank of America N.A.,
	0.550%, 4/2/09(a)	1,730,000
	Revenue:
750,000	Goodwill Industries International Inc., LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	750,000
5,335,000	Your Public Radio Corp. Project, LOC-PNC Bank,
	0.490%, 4/3/09(a)	5,335,000
	Maryland State Health & Higher EFA Revenue:
8,100,000	Archdiocese Baltimore Schools, LOC-PNC Bank N.A.,
	0.490%, 4/3/09(a)	8,100,000
8,000,000	Frederick Memorial Hospital, LOC-Branch Banking & Trust,
	0.470%, 4/1/09(a)	8,000,000
2,625,000	Gaudenzia Foundation, LOC-PNC Bank, 0.490%, 4/3/09(a)	2,625,000
500,000	Gilman School, LOC-SunTrust Bank, 0.530%, 4/1/09(a)	500,000
19,865,000	Holton-Arms School, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	19,865,000
	John Hopkins University:
1,000,000	Loyola College Maryland, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	1,000,000
9,120,000	Stone Ridge School of the Sacred Heart, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	9,120,000
2,000,000	Keswick Multi-Care Center, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	2,000,000
7,000,000	Suburban Hospital, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	7,000,000
	University of Maryland Medical System:
535,000	LOC-Bank of America N.A., 0.500%, 4/2/09(a)	535,000
5,000,000	LOC-PNC Bank N.A., 0.490%, 4/3/09(a)	5,000,000
20,600,000	LOC-SunTrust Bank, 0.350%, 4/1/09(a)	20,600,000
	Maryland State Health & Higher EFA, TECP:
22,765,000	0.550% due 6/10/09	22,765,000
21,216,000	0.600% due 8/10/09	21,216,000
7,613,000	0.600% due 8/11/09	7,613,000
13,900,000	Johns Hopkins University, 0.600% due 4/6/09	13,900,000

See Notes to Financial Statements.

20  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Maryland — 4.6% continued
$2,565,000	Maryland State Stadium Authority Lease Revenue, Refunding-
	Baltimore Convention, SPA-Bank of New York, 0.430%, 4/2/09(a)	$2,565,000
	Maryland State Stadium Authority Sports Facilities Lease:
66,340,000	LIQ-Bank of America, 2.100%, 4/1/09(a)(b)	66,340,000
6,700,000	Revenue, Refunding, Football Stadium, SPA-Dexia Credit Local,
	2.000%, 4/2/09(a)	6,700,000
	Montgomery County, MD:
5,800,000	GO, BAN, Public Improvement, SPA-Dexia Credit Local,
	0.500%, 4/1/09(a)	5,800,000
8,250,000	Housing Opportunities Commission Revenue, FHA,
	2.000%due 1/1/10	8,309,011
13,630,000	Housing Opportunities Commission, Multi-Family Revenue,
	Housing Development, GNMA, FNMA, FHLMC, FHA, SPA-PNC Bank,
	0.490%, 4/2/09(a)	13,630,000
1,400,000	Revenue, Sidwell Friends School, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	1,400,000
13,900,000	Prince Georges County, MD, MFH, Allentowne Apartments Project,
	LOC-Wachovia Bank, 0.620%, 4/2/09(a)(b)	13,900,000
10,000,000	Washington Suburban Sanitation District, MD, GO, BAN,
	SPA-Landesbank Hessen-Thuringen, 0.470%, 4/1/09(a)	10,000,000
4,900,000	Wicomico County, MD, EDR, Harvard Custom Manufacturing Inc.
	Project, LOC-Bank of America N.A., 0.800%, 4/2/09(a)(b)	4,900,000

	Total Maryland	406,248,011

	Massachusetts — 5.4%
	Boston, MA, Water & Sewer, TECP:
3,700,000	0.650% due 4/2/09	3,700,000
10,000,000	0.700% due 10/5/09	10,000,000
22,000,000	Commonwealth of Massachusetts, GO, TECP, 0.520% due 5/14/09	22,000,000
	Massachusetts Health & Education University Revenue, TECP,
	Harvard University:
45,000,000	0.500% due 4/7/09	45,000,000
20,535,000	0.550% due 5/7/09	20,535,000
32,855,000	0.450% due 6/10/09	32,855,000
24,000,000	0.400% due 8/17/09	24,000,000
	Massachusetts School Building Authority, TECP:
28,000,000	0.500% due 6/9/09	28,000,000
20,000,000	0.520% due 6/10/09	20,000,000
38,500,000	0.520% due 6/11/09	38,500,000
45,500,000	0.570% due 8/10/09	45,500,000
	Massachusetts State DFA Revenue:
13,500,000	Boston University, LOC-Bank of Nova Scotia, 0.200%, 4/2/09(a)	13,500,000
400,000	College of the Holy Cross, LOC-Bank of America N.A.,
	0.250%, 4/1/09(a)	400,000
35,000,000	Harvard University, 0.270%, 4/2/09(a)	35,000,000
3,405,000	Refunding, Wentworth Institute of Technology, LOC-JPMorgan
	Chase, 0.470%, 4/2/09(a)	3,405,000
742,000	Smith College Project, 0.270%, 4/2/09(a)	742,000
4,000,000	St. Mark’s School, LOC-Bank of America, 0.540%, 4/2/09(a)	4,000,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  21

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 5.4% continued
	Massachusetts State HEFA:
$2,300,000	Harvard University, 0.200%, 4/2/09(a)	$2,300,000
1,040,000	Wellesley College, Issue E, 0.200%, 4/1/09(a)	1,040,000
	Massachusetts State HEFA Revenue:
2,000,000	Amherst College, 0.200%, 4/2/09(a)	2,000,000
200,000	Bentley College, LOC-Bank of America, 0.400%, 4/1/09(a)	200,000
9,700,000	Boston University, LOC-State Street Bank & Trust Co., 0.450%, 4/1/09(a)	9,700,000
	Capital Asset Program, LOC-Bank of America:
8,900,000	0.450%, 4/2/09(a)	8,900,000
170,000	0.450%, 4/2/09(a)	170,000
2,000,000	Dana-Farber Cancer Institution, LOC-Bank of America N.A.,
	0.400%, 4/2/09(a)	2,000,000
18,400,000	Museum of Fine Arts, SPA-Bank of America N.A., 0.250%, 4/1/09(a)	18,400,000
19,300,000	Partners Healthcare Systems, 0.200%, 4/1/09(a)	19,300,000
6,050,000	Suffolk University, LOC-JPMorgan Chase, 0.470%, 4/2/09(a)	6,050,000
1,000,000	Suffolk University, LOC-TD Bank N.A., 0.450%, 4/2/09(a)	1,000,000
	Wellesley College:
15,810,000	0.200%, 4/1/09(a)	15,810,000
2,900,000	0.200%, 4/1/09(a)	2,900,000
	Williams College:
1,150,000	0.400%, 4/1/09(a)	1,150,000
1,250,000	0.350%, 4/2/09(a)	1,250,000
2,000,000	Massachusetts State HFA, Housing Revenue, FSA, SPA-Dexia Credit
	Local, 2.500%, 4/1/09(a)(b)	2,000,000
4,490,000	Massachusetts State Housing Finance Agency Revenue, LOC-Lloyds
	TSB Bank PLC, 0.550%, 4/2/09(a)(b)	4,490,000
1,500,000	Massachusetts State IFA Revenue, Whitehead Institute Biomed
	Research, SPA-Bank of America, 0.500%, 4/1/09(a)	1,500,000
1,860,000	Massachusetts State Water Resources Authority, Multi-Modal, Refunding,
	Subordinated, LOC-Landesbank Hessen-Thuringen, 0.350%, 4/1/09(a)	1,860,000
	Massachusetts State, GO:
1,400,000	Central Artery, SPA-State Street Bank & Trust Co., 0.280%, 4/1/09(a)	1,400,000
21,500,000	Consolidated Loan, SPA-Dexia Credit Local, 1.150%, 4/1/09(a)	21,500,000
100,000	SPA-Landesbank Hessen-Thuringen, 0.330%, 4/2/09(a)	100,000
	Massachusetts State:
3,915,000	DFA, Revenue, Brooksby Village Inc. Project, LOC-LaSalle Bank,
	0.430%, 4/2/09(a)	3,915,000
9,600,000	GO, Refunding, SPA-Landesbank Hessen-Thuringen,
	0.520%, 4/2/09(a)	9,600,000

	Total Massachusetts	485,672,000

	Michigan — 0.9%
5,300,000	Detroit, MI, Sewer Disposal Revenue, Refunding, FSA, LIQ-Dexia Credit
	Local, 5.000%, 4/2/09(a)	5,300,000
11,700,000	Kalamazoo, MI, Hospital Finance Authority, Hospital Facility Revenue,
	Bronson Methodist, LOC-JPMorgan Chase, 0.500%, 4/1/09(a)	11,700,000

See Notes to Financial Statements.

22  |   Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Michigan — 0.9% continued
$100,000	Michigan Higher Education Facilities Authority, Refunding Ltd.
	Obligation University Detroit, 0.500%, 4/1/09(a)	$100,000
13,600,000	Michigan Higher EFA, Refunding, Limited Obligation Calvin,
	LOC-JPMorgan Chase, 2.210%, 4/3/09(a)	13,600,000
610,000	Michigan State HDA, FSA, LIQ-Dexia Credit Local, 3.900%, 4/1/09(a)(b)	610,000
7,000,000	Michigan State Hospital Finance Authority Revenue, Ltd. Obligation
	Radiation, LOC-Fifth Third Bank, 2.150%, 4/3/09(a)	7,000,000
5,200,000	Michigan State Housing Development Authority Ltd. Obligation
	Revenue, Jas Nonprofit Housing Corp. VI, LOC-Bank One Michigan,
	0.500%, 4/2/09(a)	5,200,000
5,155,000	Michigan State Strategic Fund, Limited Obligation Revenue, Transnav
	Technologies Inc., LOC-LaSalle Bank Midwest, 0.820%, 4/2/09(a)(b)	5,155,000
2,870,000	Michigan State University Revenue, SPA-Landesbank Hessen-
	Thuringen, 0.400%, 4/1/09(a)	2,870,000
5,300,000	Oakland University Revenue, MI, LOC-Allied Irish Bank PLC,
	1.250%, 4/1/09(a)	5,300,000
	University of Michigan:
4,230,000	Hospital, 0.270%, 4/2/09(a)	4,230,000
3,100,000	University Revenues, Medical Services Plan, 0.330%, 4/1/09(a)	3,100,000
	University of Michigan Revenue:
5,600,000	0.260%, 4/1/09(a)	5,600,000
6,900,000	Hospital, 0.200%, 4/2/09(a)	6,900,000
2,200,000	Refunding, Hospital, 0.250%, 4/1/09(a)	2,200,000

	Total Michigan	78,865,000

	Minnesota — 1.4%
2,300,000	Minneapolis City, MN, Health Care System Revenue, Fairview Health
	Services, LOC-Wells Fargo Bank N.A., 0.380%, 4/1/09(a)	2,300,000
375,000	Minnesota HEFA Revenue, MN, Carleton College, SPA-Wells Fargo
	Bank, 0.470%, 4/2/09(a)	375,000
	Minnesota State Housing Finance Agency:
	Residential Housing Finance, SPA-Lloyds TSB Bank PLC:
43,035,000	0.640%, 4/2/09(a)(b)	43,035,000
1,940,000	0.640%, 4/2/09(a)(b)	1,940,000
	Residential Housing:
27,905,000	GO of Agency, SPA-Lloyds TSB Bank PLC, 0.600%, 4/2/09(a)(b)	27,905,000
6,655,000	SPA-Lloyds TSB Bank, 0.640%, 4/2/09(a)(b)	6,655,000
9,100,000	SPA-Lloyds TSB Bank PLC, 0.640%, 4/2/09(a)(b)	9,100,000
16,285,000	SPA-State Street Bank & Trust Co., 0.640%, 4/2/09(a)(b)	16,285,000
6,250,000	Rochester, MN, Health Care Facilities Revenue, Mayo Clinic,
	SPA-Northern Trust Co., 0.220%, 4/1/09(a)	6,250,000
	St. Cloud, MN, Health Care Revenue, Centracare Health Systems:
400,000	SPA-Bank of Nova Scotia, 0.480%, 4/2/09(a)	400,000
7,780,000	SPA-JPMorgan Chase, 0.480%, 4/2/09(a)	7,780,000
1,810,000	University of Minnesota, SPA-Landesbank Hessen-Thuringen,
	0.300%, 4/1/09(a)	1,810,000

	Total Minnesota	123,835,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  23

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Mississippi — 1.3%
	Mississippi Business Finance Corp.:
	Gulf Opportunity Zone:
$6,650,000	Revenue, Petal Gas Storage LLC, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	$6,650,000
28,450,000	SG Resources Mississippi LLC Project, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	28,450,000
800,000	IDR, Central Mississippi Banking Co. LLP, LOC-Bank of America N.A.,
	0.800%, 4/2/09(a)(b)	800,000
50,000,000	Mississippi Development Bank, Special Obligation, Harrison, FSA,
	SPA-Dexia Credit Local, 3.000%, 4/2/09(a)	50,000,000
	Mississippi Medical Center Educational Building Corp. Revenue:
13,965,000	Adult Hospital Project, SPA-KBC Bank N.V., 0.400%, 4/1/09(a)	13,965,000
14,375,000	University of Mississippi Medical Center, SPA-KBC Bank N.V.,
	0.500%, 4/1/09(a)	14,375,000

	Total Mississippi	114,240,000

	Missouri — 0.6%
6,800,000	Florissant, MO, IDA Revenue, Retirement Housing Foundation,
	LOC-KBC Bank NV, 0.480%, 4/2/09(a)	6,800,000
5,050,000	Kansas City, MO, IDA, Revenue, Ewing Marion Kauffman,
	0.400%, 4/1/09(a)	5,050,000
5,880,000	Missouri State HEFA, Revenue, Washington University, SPA-Dexia
	Credit Local, 0.230%, 4/1/09(a)	5,880,000
	Missouri State HEFA Revenue:
16,700,000	BJC Health Systems, SPA-Bank of Nova Scotia & JPMorgan Chase,
	0.500%, 4/1/09(a)	16,700,000
560,000	St. Francis Medical Center, LOC-Bank of America N.A.,
	0.400%, 4/1/09(a)	560,000
400,000	St. Louis University, LOC-Wells Fargo Bank N.A., 0.400%, 4/1/09(a)	400,000
	Missouri State HEFA, Educational Facilities Revenue:
3,400,000	St. Louis Priory School Project, LOC-U.S. Bank N.A.,
	0.500%, 4/2/09(a)	3,400,000
12,600,000	Washington University, SPA-JPMorgan Chase, 0.350%, 4/1/09(a)	12,600,000
1,200,000	Missouri State Highways & Transit Commission, State Road
	Revenue, Multi-Modal, Third Lien, LOC-State Street Bank & Trust,
	0.200%, 4/1/09(a)	1,200,000

	Total Missouri	52,590,000

	Montana — 0.0%
995,000	Montana State Board of Regents, Higher Education Revenue, Montana
	State University Facilities Improvement, LOC-Wachovia Bank N.A.,
	0.350%, 4/1/09(a)	995,000

	Nebraska — 0.6%
8,500,000	Nebraska Educational Finance Authority Revenue, Creighton
	University Projects, LOC-JPMorgan Chase, 0.400%, 4/1/09(a)	8,500,000
10,000,000	Nebraska Investment Finance Authority, Multi-Family Revenue,
	Housing Irvington Heights, LOC-Citibank N.A., 0.630%, 4/2/09(a)(b)	10,000,000
31,300,000	Nebraska Public Power District, TECP, 0.620% due 8/11/09	31,300,000

	Total Nebraska	49,800,000

See Notes to Financial Statements.

24  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Nevada — 2.5%
	Carson City, NV, Hospital Revenue:
$9,100,000	Carson Tahoe Regional Medical Center, LOC-U.S. Bank,
	0.480%, 4/2/09(a)	$9,100,000
29,275,000	Tahoe Hospital Project, LOC-U.S. Bank, 0.480%, 4/2/09(a)	29,275,000
9,265,000	Clark County School District, FSA, SPA-State Street Bank & Trust Co.,
	0.320%, 4/1/09(a)	9,265,000
	Clark County, NV, TECP:
21,000,000	0.500% due 6/8/09	21,000,000
7,000,000	0.600% due 6/11/09	7,000,000
21,000,000	0.600% due 6/24/09	21,000,000
15,000,000	0.450% due 7/7/09	15,000,000
21,500,000	Director State of Nevada, Department of Business & Industry PCR,
	Barrick Goldstrike Mines, LOC- Royal Bank of Canada,
	0.550%, 4/1/09(a)(b)	21,500,000
	Las Vegas Valley, NV, Water District:
3,000,000	GO, Water Improvement, SPA-Dexia Credit Local, 0.500%, 4/1/09(a)	3,000,000
50,000,000	TECP, 0.500% due 5/4/09	50,000,000
1,300,000	Water Improvement, SPA-Dexia Credit Local, 0.500%, 4/1/09(a)	1,300,000
5,700,000	Nevada Housing Division, Multi-Family Unit Housing, Mesquite
	Apartments B, 0.650%, 4/1/09(a)(b)	5,700,000
3,200,000	Nevada Housing Division, Single Family Mortgage Revenue, GNMA,
	FNMA, FHLMC, SPA-JPMorgan Chase, 0.650%, 4/1/09(a)(b)	3,200,000
	Tuckee Meadows, NV, Water Authority, TECP:
12,157,000	0.400% due 4/2/09	12,157,000
5,950,000	0.550% due 6/11/09	5,950,000
12,750,000	0.600% due 6/15/09	12,750,000

	Total Nevada	227,197,000

	New Hampshire — 0.6%
	New Hampshire HEFA Revenue:
11,930,000	Healthcare Inc., Exeter Hospital Group, LOC-Bank of America,
	0.470%, 4/2/09(a)	11,930,000
25,000,000	Phillips Exeter Academy, SPA-JPMorgan Chase, 0.420%, 4/2/09(a)	25,000,000
2,700,000	New Hampshire Higher Educational & Health Facilities
	Authority Revenue, St. Paul’s School, SPA-Bank of America N.A.,
	0.420%, 4/2/09(a)	2,700,000
	New Hampshire State Business Finance Authority:
14,000,000	Lonza Biologics Inc., LOC-Deutsche Bank, 0.700%, 4/2/09(a)(b)	14,000,000
1,600,000	Luminescent Systems Inc., LOC-HSBC Holding PLC,
	1.000%, 4/1/09(a)(b)	1,600,000
400,000	New Hampshire State, HEFA Revenue, Dartmouth College Issued,
	0.300%, 4/1/09(a)	400,000

	Total New Hampshire	55,630,000

	New Jersey — 0.6%
30,200,000	Burlington County, NJ, GO, BAN, 2.000% due 12/23/09	30,391,510
9,000,000	Delaware River Port Authority of Pennsylvania & New Jersey, Revenue,
	LOC-TD Banknorth N.A., 0.350%, 4/2/09(a)	9,000,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  25

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	New Jersey — 0.6% continued
$6,900,000	Hudson County, NJ, Improvement Authority Parking Revenue,
	Harrison Parking Facilities Project, 2.000% due 7/1/09	$6,925,037
375,000	New Jersey Health Care Facilities Financing Authority Revenue,
	LOC-Wachovia Bank N.A., 0.440%, 4/2/09(a)	375,000
7,200,000	New Jersey State Turnpike Authority Revenue, FSA, SPA-Dexia Credit
	Local, 2.250%, 4/1/09(a)	7,200,000

	Total New Jersey	53,891,547

	New Mexico — 0.3%
10,465,000	Alamogordo, NM, Hospital Revenue, Refunding & Improvement,
	Gerald Regional, LOC-Bank of America N.A., 0.550%, 4/2/09(a)	10,465,000
	New Mexico Finance Authority, State Transportation Revenue:
7,700,000	LOC-State Street Bank & Trust Co., 0.430%, 4/2/09(a)	7,700,000
12,000,000	LOC-UBS AG, 0.440%, 4/2/09(a)	12,000,000

	Total New Mexico	30,165,000

	New York — 5.4%
1,100,000	Monroe County, NY, IDA Revenue, Margaret Woodbury Strong,
	LOC-JPMorgan Chase, 0.400%, 4/2/09(a)	1,100,000
11,200,000	MTA, NY, Revenue, TECP, 0.550% due 4/8/09	11,200,000
	MTA, NY:
	Revenue:
10,300,000	Dedicated Tax, FSA, SPA-Dexia Credit Local, 3.500%, 4/2/09(a)	10,300,000
30,300,000	Transportation, LOC-Landesbank Hessen-Thuringen,
	0.190%, 4/1/09(a)	30,300,000
60,000,000	Revenue, TECP, 0.500% due 4/2/09	60,000,000
7,000,000	Nassau Health Care Corp., Refunding, FSA, SPA-Dexia Credit Local,
	1.880%, 4/2/09(a)	7,000,000
20,600,000	New York City, NY, HDC, Mortgage Revenue, Queens Family Courthouse
	Apartment, LOC-Citibank N.A., 0.530%, 4/1/09(a)(b)	20,600,000
4,000,000	New York City, NY, IDA, 1 Bryant Park LLC, LOC-Bank of America N.A.,
	Citibank N.A., GIC-Bayerische Landesbank, 0.350%, 4/1/09(a)	4,000,000
	New York City, NY, TFA:
8,800,000	Future Tax Secured, SPA-Dexia Credit Local, 1.100%, 4/1/09(a)	8,800,000
	New York City Recovery Project Revenue:
3,600,000	SPA-Landesbank Baden-Wurttemberg, 0.450%, 4/1/09(a)	3,600,000
7,000,000	SPA-Royal Bank of Canada, 0.190%, 4/1/09(a)	7,000,000
2,200,000	Subordinated, LIQ-Landesbank Hessen-Thuringen, 0.450%, 4/1/09(a)	2,200,000
	New York City, NY:
	Economic Development, TECP:
21,000,000	0.700% due 6/8/09	21,000,000
20,000,000	0.700% due 6/10/09	20,000,000
	GO:
2,200,000	LOC-U.S. Bank N.A., 0.150%, 4/1/09(a)	2,200,000
300,000	LOC-JPMorgan Chase, 0.300%, 4/1/09(a)	300,000
31,450,000	LOC-Royal Bank of Scotland, 0.490%, 4/2/09(a)	31,450,000
20,195,000	SPA-Bank of America N.A., 0.300%, 4/1/09(a)	20,195,000
5,400,000	SPA-KBC Bank NV, 0.400%, 4/2/09(a)	5,400,000
1,800,000	SPA-Landesbank Hessen-Thuringen, 0.450%, 4/1/09(a)	1,800,000

See Notes to Financial Statements.

26  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 5.4% continued
$4,300,000	SPA-Wachovia Bank N.A., 0.300%, 4/1/09(a)	$4,300,000
	Subordinated:
9,900,000	FSA, SPA-Dexia Credit Local, 0.500%, 4/1/09(a)	9,900,000
	LOC-Bank of New York:
2,200,000	0.230%, 4/1/09(a)	2,200,000
7,400,000	0.370%, 4/1/09(a)	7,400,000
6,595,000	LOC-Bank of Nova Scotia, 0.400%, 4/1/09(a)	6,595,000
200,000	LOC-Dexia Credit Local, 1.000%, 4/1/09(a)	200,000
4,500,000	LOC-Royal Bank of Scotland, 0.250%, 4/2/09(a)	4,500,000
700,000	MBIA, SPA-Wachovia Bank N.A., 0.200%, 4/1/09(a)	700,000
7,500,000	HDC Multi-Family Revenue, Urban Horizons II LP, LOC-Citibank N.A.,
	0.600%, 4/1/09(a)(b)	7,500,000
1,000,000	LOC-Bank of New York, 0.450%, 4/1/09(a)	1,000,000
1,100,000	MFA Water & Sewer System Revenue, Second General Resolution,
	SPA-Bank of Nova Scotia, 0.300%, 4/1/09(a)	1,100,000
	Municipal Water Finance Authority:
28,950,000	SPA-Dexia Credit Local, 1.600%, 4/2/09(a)	28,950,000
	Water & Sewer System Revenue:
9,000,000	Second General, Fiscal 2008, SPA-Bank of America N.A.,
	0.300%, 4/1/09(a)	9,000,000
13,000,000	SPA-Bank of America N.A., 0.300%, 4/1/09(a)	13,000,000
17,400,000	SPA-Landesbank Hessen-Thuringen, 0.190%, 4/1/09(a)	17,400,000
5,200,000	SPA-Lloyds TSB Bank PLC, 0.450%, 4/1/09(a)	5,200,000
2,000,000	Subordinated, SPA-Dexia Credit Local, 1.500%, 4/2/09(a)	2,000,000
4,550,000	TFA, Future Tax Secured, Revenue, SPA-Dexia Credit Local,
	1.500%, 4/1/09(a)	4,550,000
8,000,000	New York State Dormitory Authority Revenue, State Supported Debt,
	University of Rochester, LOC-JPMorgan Chase, 0.450%, 4/1/09(a)	8,000,000
15,000,000	New York State Housing Finance Agency Revenue, LOC-Landesbank
	Hessen-Thuringen, 0.450%, 4/1/09(a)	15,000,000
	New York State Housing Finance Agency:
4,500,000	Revenue, 350 West 43rd Street, Housing, Landesbank Hessen-
	Thuringen, 0.570%, 4/1/09(a)(b)	4,500,000
12,500,000	Service Contract Revenue, Refunding, LOC-Dexia Credit Local,
	1.100%, 4/1/09(a)	12,500,000
1,700,000	New York State Urban Development Corp., SVC Contract, LOC-TD
	Banknorth N.A., 0.300%, 4/2/09(a)	1,700,000
25,000,000	New York, NY, GO, LOC-Landesbank Baden-Wurttemberg,
	0.200%, 4/1/09(a)	25,000,000
400,000	Suffolk County, NY, Water Authority, BAN, SPA-Bank of Nova Scotia,
	0.280%, 4/1/09(a)	400,000
	Triborough Bridge & Tunnel Authority, NY, Revenue, Refunding:
13,465,000	MTA Bridges Tunnels, FSA, SPA-JPMorgan Chase, 1.250%, 4/1/09(a)	13,465,000
9,165,000	Subordinated, SPA-Landesbank Baden-Wurttemberg,
	0.450%, 4/2/09(a)	9,165,000

	Total New York	483,670,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  27

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	North Carolina — 2.6%
	Board of Governors University, NC, TECP:
$6,700,000	0.750% due 5/7/09	$6,700,000
45,287,000	0.500% due 6/9/09	45,287,000
2,880,000	Charlotte, NC, COP, Governmental Facilities, SPA-Bank of America N.A.,
	0.550%, 4/2/09(a)	2,880,000
5,500,000	Guilford County, NC, GO, SPA-Dexia Credit Local, 3.000%, 4/2/09(a)	5,500,000
	Mecklenburg County, NC, COP, SPA-Landesbank Hessen-Thuringen:
1,600,000	0.350%, 4/1/09(a)	1,600,000
1,485,000	0.470%, 4/2/09(a)	1,485,000
	North Carolina Capital Facilities Finance Agency:
	Educational Facilities Revenue:
2,100,000	Duke School For Children, LOC-Bank of America,
	0.550%, 4/2/09(a)	2,100,000
4,500,000	High Point University Project, LOC-Branch Banking & Trust,
	0.550%, 4/2/09(a)	4,500,000
6,165,000	Shaw University, LOC-Bank of America, 0.550%, 4/2/09(a)	6,165,000
3,000,000	Summit School Inc. Project, LOC-Branch Banking and Trust,
	0.550%, 4/2/09(a)	3,000,000
400,000	Recreational Facilities Revenue, YMCA Guarantee Charlotte Project,
	LOC-Wachovia Bank N.A., 0.550%, 4/2/09(a)	400,000
5,080,000	North Carolina EFA, Educational, Charlotte Latin, LOC-Wachovia Bank,
	0.500%, 4/2/09(a)	5,080,000
1,500,000	North Carolina HFA, Home Ownership, 1998 TR-19C, LIQ-Bank of
	America, 0.580%, 4/1/09(a)(b)	1,500,000
	North Carolina Medical Care Commission, Health Care Facilities
	Revenue:
130,000	Angel Medical Center Inc. Project, LOC-Wachovia Bank N.A.,
	0.500%, 4/2/09(a)	130,000
4,900,000	University Health Systems of Eastern Carolina Inc., LOC-Branch
	Banking & Trust, 0.430%, 4/1/09(a)	4,900,000
25,000,000	North Carolina Medical Care Community, Health Care Facilities
	Revenue, Blue Ridge Healthcare Systems Inc., LOC-Wachovia
	Bank N.A., 0.350%, 4/1/09(a)	25,000,000
	North Carolina State Education Assistance Authority Revenue:
16,400,000	LOC-Branch Banking & Trust, 0.700%, 4/2/09(a)(b)	16,400,000
23,000,000	LOC-Royal Bank of Canada, 0.570%, 4/2/09(a)(b)	23,000,000
9,060,000	North Carolina State, GO, SPA-Landesbank Baden-Wurttemberg,
	0.380%, 4/1/09(a)	9,060,000
	Piedmont, NC, Triad Airport Authority, Revenue:
4,340,000	LOC-Branch Banking & Trust, 0.550%, 4/2/09(a)	4,340,000
5,330,000	Refunding, LOC-Branch Banking & Trust, 0.800%, 4/2/09(a)(b)	5,330,000
20,000,000	Raleigh Durham, NC, Airport Authority Airport Revenue, SPA-Bank
	of America N.A., 0.800%, 4/2/09(a)(b)	20,000,000
2,600,000	Richmond County, NC, Industrial Facilities & PCFA Revenue, Ritz
	Craft Corp. Inc. Facility, LOC-PNC Bank N.A., 0.740%, 4/3/09(a)(b)	2,600,000
13,470,000	Union County, NC, GO, SPA-Depfa Bank PLC, 0.480%, 4/2/09(a)	13,470,000

See Notes to Financial Statements.

28  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	North Carolina — 2.6% continued
$4,300,000	University of North Carolina at Chapel Hill, Hospital Revenue,
	0.250%, 4/2/09(a)	$4,300,000
3,310,000	Wake County, NC, GO, SPA-Landesbank Hessen-Thuringen,
	0.500%, 4/2/09(a)	3,310,000
14,235,000	Winston Salem, NC, COP, SPA-Dexia Credit Local, 1.100%, 4/2/09(a)	14,235,000

	Total North Carolina	232,272,000

	North Dakota — 0.1%
6,700,000	North Dakota State Housing Finance Agency Revenue, Housing Finance
	Program, Home Mortgage Finance, SPA-KBC Bank, 0.640%, 4/1/09(a)(b)	6,700,000

	Ohio — 2.4%
5,000,000	Allen County, OH, Hospital Facilities Revenue, Catholic Healthcare,
	LOC-Wachovia Bank N.A., 0.550%, 4/1/09(a)	5,000,000
5,000,000	Cleveland-Cuyahoga County, OH, Cleveland Museum of Art Project,
	SPA-JPMorgan Chase, 0.490%, 4/2/09(a)	5,000,000
	Columbus, OH:
1,200,000	GO, Sanitary Sewer Adjustable Rate Unlimited Tax Bonds,
	0.200%, 4/2/09(a)	1,200,000
5,500,000	Regional Airport Authority Revenue, TECP, 0.700% due 4/8/09	5,500,000
1,200,000	County of Montgomery, OH, Revenue, Catholic Health Initiatives,
	SPA-Bank of New York, 0.320%, 4/1/09(a)	1,200,000
6,100,000	Franklin County, OH, Hospital Revenue, Holy Cross Health Systems,
	0.400%, 4/2/09(a)	6,100,000
10,000,000	Hamilton County, OH, Hospital Facilities Revenue, Childrens Hospital
	Medical Center, 0.470%, 4/2/09(a)	10,000,000
	Montgomery County, OH:
525,000	Hospital Revenue, Kettering Health, FSA, SPA-Dexia Credit Local,
	4.500%, 4/1/09(a)	525,000
5,530,000	Revenue, Catholic Health Initiatives, 0.200%, 4/1/09(a)	5,530,000
9,300,000	Revenue Bonds, TECP, 4.250% due 4/1/09	9,300,000
	Ohio Housing Finance Agency, Mortgage Revenue:
48,175,000	Residential Mortgage, GNMA/FNMA, SPA-KBC Bank N.V.,
	0.550%, 4/1/09(a)(b)	48,175,000
6,120,000	Residential Mortgage, SPA-FHLB, 0.550%, 4/1/09(a)(b)	6,120,000
6,770,000	Ohio State Higher Educational Facilities, Marietta College Project,
	LOC-JPMorgan Chase, 0.490%, 4/2/09(a)	6,770,000
17,405,000	Ohio State Housing Finance Agency, Residential Mortgage Revenue,
	Mortgage Backed Securities, GNMA, FNMA, SPA-State Street Bank &
	Trust Co., 0.550%, 4/1/09(a)(b)	17,405,000
	Ohio State University, General Receipts:
335,000	0.150%, 4/1/09(a)	335,000
16,100,000	0.330%, 4/1/09(a)	16,100,000
12,090,000	2.000% due 12/1/09	12,217,423
	Ohio State University, TECP:
5,000,000	0.350% due 4/8/09	5,000,000
7,070,000	0.600% due 6/2/09	7,070,000
1,800,000	Ohio State Water Development Authority, Pollution Control Facilities
	Revenue, Firstenergy General Corp., LOC-Barclays Bank PLC,
	0.450%, 4/1/09(a)	1,800,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  29

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Ohio — 2.4% continued
$7,000,000	Ohio State, Air Quality Development Authority Revenue, Pollution
	Control, LOC-Barclays Bank PLC, 0.570%, 4/2/09(a)(b)	$7,000,000
	Ohio State, GO:
	Common Schools:
4,300,000	0.290%, 4/1/09(a)	4,300,000
4,680,000	0.300%, 4/1/09(a)	4,680,000
15,905,000	0.350%, 4/1/09(a)	15,905,000
1,800,000	Refunding, 0.290%, 4/1/09(a)	1,800,000
7,005,000	Refunding, Infrastructure Improvement, 0.390%, 4/1/09(a)	7,005,000

	Total Ohio	211,037,423

	Oklahoma — 0.4%
9,220,000	Oklahoma Development Finance Authority, Health System Revenue,
	Integris Baptist Medical Center, SPA-JPMorgan Chase,
	0.450%, 4/2/09(a)	9,220,000
18,000,000	Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase,
	0.400%, 4/1/09(a)	18,000,000
6,400,000	Tulsa, OK, Airport Improvement Trust General Revenue, Tulsa
	International Airport, LOC-JPMorgan Chase, 0.650%, 4/2/09(a)(b)	6,400,000

	Total Oklahoma	33,620,000

	Oregon — 2.3%
20,000,000	Clackamas County, OR, Health Facilities, TECP, 0.500% due 4/2/09	20,000,000
	Medford, OR, Hospital Facilities Authority Revenue:
100,000	Cascade Manor Project, LOC-KBC Bank N.V., 0.500%, 4/1/09(a)	100,000
100,000	Rogue Valley Manor Project, LOC-Bank of America N.A.,
	0.500%, 4/1/09(a)	100,000
	Oregon State Department of Transportation Highway User Tax
	Revenue, Subordinated Lien:
1,600,000	LIQ-Dexia Credit Local, 2.500%, 4/2/09(a)	1,600,000
8,435,000	LOC-Dexia Credit Local, 1.050%, 4/2/09(a)	8,435,000
1,400,000	SPA-Dexia Credit Local, 2.500%, 4/2/09(a)	1,400,000
5,800,000	Oregon State Facilities Authority Multi-Family Revenue, Vintage at
	Bend Apartments LP, FNMA, LIQ-FNMA, 0.700%, 4/2/09(a)(b)	5,800,000
	Oregon State Facilities Authority Revenue:
2,100,000	Episcopal School Projects, LOC-U.S. Bank, 0.450%, 4/2/09(a)	2,100,000
20,610,000	Reed College Projects, SPA-Wells Fargo Bank N.A., 0.570%,
	4/2/09(a)	20,610,000
	Oregon State GO:
55,000,000	TAN, 3.000% due 6/30/09	55,173,250
	Veterans Welfare, SPA-Dexia Credit Local:
5,175,000	0.500%, 4/1/09(a)	5,175,000
4,100,000	0.500%, 4/1/09(a)	4,100,000
11,350,000	1.000%, 4/1/09(a)	11,350,000
3,150,000	1.000%, 4/1/09(a)	3,150,000

See Notes to Financial Statements.

30  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Oregon — 2.3% continued
	Oregon State Housing & Community Services:
	Revenue:
$7,600,000	Redwood Park Apartments, FNMA-Collateralized, LIQ-FNMA,
	0.700%, 4/2/09(a)(b)	$7,600,000
	Single-Family Housing, SPA-State Street Bank & Trust Co.:
5,000,000	0.700%, 4/1/09(a)(b)	5,000,000
5,000,000	0.700%, 4/2/09(a)(b)	5,000,000
10,500,000	Single-Family Mortgage, SPA-State Street Bank & Trust Co.,
	0.700%, 4/1/09(a)(b)	10,500,000
41,000,000	Port of Portland, OR, Special Obligation Revenue, Refunding, Portland
	Bulk Terminal, LOC-Canadian Imperial Bank, 0.600%, 4/2/09(a)(b)	41,000,000

	Total Oregon	208,193,250

	Pennsylvania — 6.6%
	Allegheny County, PA:
	Higher Education Building Authority, University Revenue,
	Carnegie Mellon University:
3,500,000	SPA-Bank of New York, 0.330%, 4/1/09(a)	3,500,000
1,600,000	SPA-Landesbank Hessen-Thuringen, 0.330%, 4/1/09(a)	1,600,000
4,250,000	IDA, Little Sisters of the Poor Project, LOC-PNC Bank N.A.,
	0.490%, 4/2/09(a)	4,250,000
9,200,000	Beaver County, PA, IDA, PCR, Revenue, FirstEnergy, LOC-Barclays Bank
	PLC, 0.650%, 4/1/09(a)	9,200,000
4,485,000	Chester County, PA, HEFA Revenue, Barclay Friends Project,
	LOC-Wachovia Bank N.A., 0.570%, 4/1/09(a)	4,485,000
	Cumberland County, PA, Municipal Authority Revenue:
1,000,000	Lutheran Services Northeast/Tressler Lutheran Services Obligated
	Group Project, Radian, LOC-Wachovia Bank N.A., 0.470%, 4/2/09(a)	1,000,000
18,865,000	Refunding, Asbury Obligated Group, LOC-KBC Bank N.V.,
	0.480%, 4/2/09(a)	18,865,000
12,750,000	Dauphin County, PA, General Authority, Health Systems Revenue,
	Pinnacle Health Hospitals Project, 2.720%, 4/1/09(a)	12,750,000
13,600,000	Delaware County, PA, Authority Revenue, Elwyn Inc. Project,
	LOC-Wachovia Bank N.A., 0.350%, 4/1/09(a)	13,600,000
7,395,000	Erie, PA, Water Authority Revenue, FSA, SPA-JPMorgan Chase,
	1.700%, 4/2/09(a)	7,395,000
29,750,000	Fayette County, PA, Hospital Authority, Fayette Regional Health
	System, LOC-PNC Bank N.A., 0.490%, 4/2/09(a)	29,750,000
6,480,000	Franklin County, PA, IDA, Menno Haven Inc. Project, LOC-Wachovia
	Bank NA, 0.540%, 4/2/09(a)	6,480,000
11,980,000	Harrisburg, PA, School Revenue, Harrisburg Project, FSA, SPA-Dexia
	Credit Local, 3.250%, 4/2/09(a)	11,980,000
3,150,000	Lampeter-Strasburg, PA, School District, FSA, SPA-Royal Bank of
	Canada, 1.200%, 4/2/09(a)	3,150,000
	Lancaster County, PA:
800,000	Convention Center Authority, LOC-Wachovia Bank N.A.,
	0.480%, 4/2/09(a)	800,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  31

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 6.6% continued
	Hospital Authority Revenue:
$35,230,000	Lancaster General Hospital, LOC-Bank of America N.A.,
	0.270%, 4/1/09(a)	$35,230,000
2,300,000	Masonic Homes Project, LOC-JPMorgan Chase,
	0.350%, 4/1/09(a)	2,300,000
4,300,000	Lower Merion, PA, School District, GO, Capital Project, LOC-U.S.
	Bank N.A., 0.430%, 4/2/09(a)	4,300,000
	Manheim Township, PA, School District, GO, FSA, SPA-Royal Bank
	of Canada:
8,600,000	1.200%, 4/2/09(a)	8,600,000
8,165,000	1.200%, 4/2/09(a)	8,165,000
23,965,000	Manheim, PA, CSD, GO, FSA, SPA-Dexia Credit Local,
	3.250%, 4/2/09(a)	23,965,000
3,900,000	Middletown, PA, Area School District, FSA, SPA-RBC Centura Bank,
	1.300%, 4/2/09(a)	3,900,000
	Montgomery County, PA:
1,500,000	IDA PCR, Refunding Peco-A-Remarketed, LOC-Wachovia Bank N.A.,
	0.430%, 4/1/09(a)	1,500,000
	IDA Revenue:
300,000	Friends’ Central School Corp. Project, LOC-Wachovia Bank N.A.,
	0.570%, 4/2/09(a)	300,000
3,700,000	Lasalle College, LOC-PNC Bank N.A., 0.490%, 4/2/09(a)	3,700,000
17,300,000	New Castle, PA, Area Hospital Authority, Jameson Memorial Hospital,
	LOC-PNC Bank, 0.490%, 4/2/09(a)	17,300,000
8,030,000	North Lebanon, PA, Municipal Sewer Revenue, FSA, SPA-Dexia Credit
	Local, 3.250%, 4/2/09(a)	8,030,000
650,000	Northampton County, PA, General Purpose Authority Revenue, Higher
	Education Lehigh University, SPA- JPMorgan Chase, 0.400%, 4/2/09(a)	650,000
5,725,000	Northeastern, PA, Hospital & Education Authority Revenue,
	Commonwealth Medical College Project, LOC-PNC Bank N.A.,
	0.450%, 4/2/09(a)	5,725,000
	Pennsylvania Higher EFA:
9,300,000	AMBAC, LIQ-PNC Bank, 0.490%, 4/2/09(a)	9,300,000
8,200,000	College & University Revenues, St. Joseph’s University, LOC-Allied
	Irish Bank PLC, 0.680%, 4/1/09(a)	8,200,000
	Pennsylvania Housing Finance Agency, Single-Family Mortgage:
2,025,000	SPA-Landesbank Hessen, 0.450%, 4/1/09(a)(b)	2,025,000
25,020,000	SPA-Landesbank Hessen-Thuringen, 0.450%, 4/1/09(a)(b)	25,020,000
10,000,000	Pennsylvania Intergovernmental Cooperative Authority Special Tax
	Revenue, Philadelphia Funding Program, FSA, SPA-JPMorgan Chase,
	1.300%, 4/2/09(a)	10,000,000
	Pennsylvania State Turnpike Commission:
30,795,000	Registration Fee Revenue, Refunding, FSA, SPA-JPMorgan Chase,
	1.300%, 4/2/09(a)	30,795,000
40,450,000	Revenue, FSA, SPA-JPMorgan Chase, 1.190%, 4/2/09(a)	40,450,000
	Philadelphia, PA:
13,000,000	Airport Revenue, LOC-TD Bank N.A., 0.550%, 4/1/09(a)(b)	13,000,000

See Notes to Financial Statements.

32  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 6.6% continued
	Authority for IDR:
$6,000,000	Newcourtland Elder Services Project, LOC-PNC Bank N.A.,
	0.360%, 4/1/09(a)	$6,000,000
3,910,000	Revenue, Settlement Music School Project, LOC-Allied Irish
	Bank PLC, 1.540%, 4/2/09(a)	3,910,000
15,900,000	Multi Modal Refunding, GO, FSA, SPA-Dexia Credit Local,
	3.500%, 4/2/09(a)	15,900,000
	School District, GO:
800,000	LOC-Bank of America N.A., 0.550%, 4/2/09(a)	800,000
10,000,000	LOC-Commerce Bank N.A., 0.370%, 4/2/09(a)	10,000,000
78,290,000	Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority,
	FSA, SPA-PNC Bank, 1.190%, 4/2/09(a)	78,290,000
	Pittsburgh, PA, Water & Sewer Authority System Revenue:
25,620,000	FSA, SPA-JPMorgan Chase, 0.800%, 4/2/09(a)	25,620,000
12,000,000	Refunding, First Lien, FSA, SPA-JPMorgan Chase,
	0.800%, 4/2/09(a)	12,000,000
5,700,000	Saint Mary Hospital Authority Bucks County, Catholic Health,
	0.320%, 4/1/09(a)	5,700,000
9,125,000	South Fork, PA, Municipal Authority Hospital Revenue, Conemaugh
	Health System, LOC-PNC Bank N.A., 0.300%, 4/1/09(a)	9,125,000
14,500,000	University of Pittsburgh, PA, TECP, Commonwealth System of Higher
	Education, 0.550% due 7/9/09	14,500,000
7,000,000	Wallingford-Swarthmore, PA, School District, GO, 3.250%, 4/2/09(a)	7,000,000
	West Cornwall Township Municipal Authority, PA:
10,550,000	Bethlehem Area School District GO, FSA, SPA-Dexia Credit Local,
	3.250%, 4/2/09(a)	10,550,000
1,300,000	General Government Loan Program, FSA, SPA-Dexia Credit Local,
	3.250%, 4/2/09(a)	1,300,000

	Total Pennsylvania	591,955,000

	Puerto Rico — 1.4%
	Commonwealth of Puerto Rico, GO:
5,500,000	FSA, SPA-Dexia Bank, 2.270%, 4/2/09(a)	5,500,000
1,900,000	FSA, SPA-Dexia Credit Local, 3.250%, 4/2/09(a)	1,900,000
	Refunding, Public Improvements:
	FSA, SPA-Dexia Credit Local:
42,800,000	0.400%, 4/1/09(a)	42,800,000
24,200,000	0.400%, 4/1/09(a)	24,200,000
4,100,000	2.270%, 4/2/09(a)	4,100,000
2,000,000	FSA, SPA-JPMorgan Chase, 2.250%, 4/2/09(a)	2,000,000
40,000,000	Commonwealth of Puerto Rico, TRAN, LOC-Bank of Nova Scotia,
	3.000% due 7/30/09	40,176,372

	Total Puerto Rico	120,676,372

	Rhode Island — 0.0%
125,000	Rhode Island Health & Educational Building Corp., Revenue, Catholic
	Schools Program, LOC-Citizens Bank of Rhode Island, 5.000%, 4/1/09(a)	125,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  33

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Rhode Island — 0.0% continued
$885,000	Rhode Island State IFC, Mathews Realty LLC, LOC-State Street
	Bank & Trust Co., 0.900%, 4/1/09(a)(b)	$885,000

	Total Rhode Island	1,010,000

	South Carolina — 1.3%
10,000,000	Anderson County, SC, School District No. 1, GO, BAN,
	2.750% due 7/31/09	10,037,162
2,200,000	Berkeley County, SC, PCR, Refunding, Amoco Chemical Co. Project,
	0.300%, 4/1/09(a)	2,200,000
31,700,000	Charleston County, SC, School District, GO, TAN, 2.500% due 4/1/09	31,700,000
17,500,000	Oconee County, SC, PCR, Refunding-Facilities Duke, Remarketed
	11/03/03, LOC-SunTrust Bank, 0.580%, 4/2/09(a)	17,500,000
16,000,000	Piedmont, SC, Municipal Power Agency, Electric Revenue, SPA-Dexia
	Credit Local, 2.500%, 4/2/09(a)	16,000,000
	South Carolina Jobs EDA:
1,675,000	EDR, Vista Hotel Partners LLC, LOC-SunTrust Bank,
	0.830%, 4/1/09(a)(b)	1,675,000
4,800,000	EDR, YMCA of Columbia South Carolina Project, LOC-Bank of
	America N.A., 0.550%, 4/2/09(a)	4,800,000
5,300,000	Health Sciences Medical University, LOC-Wachovia Bank,
	0.570%, 4/2/09(a)	5,300,000
7,000,000	IDR, South Carolina Electric & Gas Co., LOC-Branch Banking &
	Trust, 0.700%, 4/2/09(a)(b)	7,000,000
2,400,000	Revenue, Dorris Properties LLC Project, LOC-Sun Bank N.A., Wells
	Fargo Bank N.A., 0.620%, 4/2/09(a)(b)	2,400,000
900,000	South Carolina Jobs, EDA, EDR, Southside Christian School,
	LOC-SunTrust Bank, 0.630%, 4/1/09(a)	900,000
12,500,000	South Carolina, EFA, Private Non-Profit Institutions, Presbyterian
	College Project, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	12,500,000
5,660,000	Union, SC, Hospital District Healthcare Revenue, LOC-Wachovia
	Bank, 0.570%, 4/2/09(a)	5,660,000

	Total South Carolina	117,672,162

	South Dakota — 0.7%
	South Dakota Housing Development Authority, Homeownership
	Mortgage, SPA-Landesbank Hessen-Thuringen:
10,000,000	0.350%, 4/1/09(a)	10,000,000
44,680,000	0.600%, 4/1/09(a)(b)	44,680,000
7,300,000	0.350%, 4/2/09(a)	7,300,000

	Total South Dakota	61,980,000

	Tennessee — 1.8%
5,500,000	Blount County, TN, Public Building Authority, Local Government Public
	Improvement, LOC-Branch Banking & Trust, 0.470%, 4/1/09(a)	5,500,000
	Clarksville, TN:
	PBA Revenue, Pooled Financing, LOC-SunTrust Bank:
8,100,000	0.580%, 4/2/09(a)	8,100,000
2,745,000	0.580%, 4/2/09(a)	2,745,000

See Notes to Financial Statements.

34  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Tennessee — 1.8% continued
$16,860,000	PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
	LOC- Bank of America, 0.350%, 4/1/09(a)	$16,860,000
8,695,000	Greeneville, TN, Health & Educational Facilities Board Revenue,
	Refunding & Improvement Laughlin Memorial, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	8,695,000
17,000,000	Hamilton County, TN, GO, TECP, 0.850% due 4/9/09	17,000,000
7,500,000	Jefferson County, TN, Health & Education Facilities, Carson Newman
	College, LOC-SunTrust Bank, 0.580%, 4/1/09(a)	7,500,000
	Knox County, TN:
	Health, Educational & Housing Facilities Board Hospital Facility
	Revenue:
1,200,000	Catholic Healthcare, LOC-Landesbank Baden, 0.490%, 4/1/09(a)	1,200,000
	Covenant Health, SPA-SunTrust Bank:
15,000,000	0.500%, 4/1/09(a)	15,000,000
12,000,000	0.500%, 4/1/09(a)	12,000,000
1,220,000	IDB, YMCA of East Tennessee Inc. Project, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	1,220,000
	Metropolitan Government Nashville & Davidson County, TN:
	Health & Educational Facilities Board, Revenue:
9,840,000	Educational Facilities, Belmont University Project,
	LOC-SunTrust Bank, 0.530%, 4/1/09(a)	9,840,000
2,250,000	Montessori Academy Inc., LOC-Fifth Third Bank, 3.900%, 4/2/09(a)	2,250,000
9,575,000	HEFA, Refunding, Richland Place Inc. Project, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	9,575,000
4,600,000	IDB, Revenue, Trevecca Nazarene University Project, LOC-SunTrust
	Bank, 0.580%, 4/1/09(a)	4,600,000
11,500,000	Metropolitan Government Nashville & Davidson County, TN, Health &
	Educational Facilities Board, Revenue, MFH, LOC-Citibank N.A.,
	0.630%, 4/2/09(a)(b)	11,500,000
	Montgomery County, TN, Public Building Authority:
4,500,000	Pooled Financing, Tennessee County Loan Pool, LOC-Bank of
	America, 0.350%, 4/1/09(a)	4,500,000
1,000,000	Pooled Financing Revenue, Tennessee County Loan Pool, LOC-Bank
	of America N.A., 0.350%, 4/1/09(a)	1,000,000
	Shelby County, TN, Health, Educational & Housing Facilities Board
	Revenue:
14,900,000	Methodist Le Bonheur Healthcare, Assured GTD, SPA-U.S. Bank N.A.,
	0.450%, 4/2/09(a)	14,900,000
7,225,000	Trezevant Manor Project, LOC-LaSalle Bank N.A., 0.540%, 4/2/09(a)	7,225,000

	Total Tennessee	161,210,000

	Texas — 5.9%
7,000,000	Carroll, TX, GO, ISD, PSFG, SPA-Bank of America, 0.470%, 4/2/09(a)	7,000,000
3,600,000	Gregg County, TX, Health Facilities Development Corp., Hospital
	Revenue, Good Shepherd Hospital Inc., Radian, LOC-JPMorgan Chase,
	0.450%, 4/1/09(a)	3,600,000
8,065,000	Gulf Coast IDA, Marine Term Revenue, BP Amoco Oil Co. Project,
	1.575% due 6/1/09(c)	8,068,676

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  35

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 5.9% continued
	Gulf Coast Waste Disposal Authority, TX:
$9,200,000	BP Amoco Oil Co. Project, 3.500%, 4/1/09(a)(b)	$9,200,000
5,000,000	Environmental Facilities Revenue, BP Product North America
	Project, 0.400%, 4/1/09(a)(b)	5,000,000
10,200,000	PCR, Amoco Oil, 0.150%, 4/1/09(a)	10,200,000
	Harris County, TX:
25,730,000	Flood Control District, TECP, 0.600% due 6/4/09	25,730,000
	Health Facilities Development Corp.:
	Hospital Revenue:
12,900,000	Baylor College of Medicine, AMBAC, LOC-Bank of America N.A.,
	0.300%, 4/1/09(a)	12,900,000
7,500,000	Baylor College of Medicine, LOC-JPMorgan Chase, 0.400%, 4/1/09(a)	7,500,000
20,450,000	Baylor College of Medicine, AMBAC, LOC-Wachovia Bank N.A.,
	0.350%, 4/1/09(a)	20,450,000
6,000,000	Memorial Hermann Healthcare Systems, FSA, SPA-Dexia Credit
	Local, 3.000%, 4/1/09(a)	6,000,000
3,500,000	Revenue, Methodist Hospital, FSA, 0.400%, 4/1/09(a)	3,500,000
2,900,000	HFDC of Central Texas Inc., TX, Retirement Facilities Revenue,
	LOC-BNP Paribas, 0.530%, 4/2/09(a)	2,900,000
6,020,000	Housing Options Inc., Texas Multi-Family Revenue, Housing Mill City,
	LOC-Bank of America N.A., 0.800%, 4/2/09(a)(b)	6,020,000
	Houston, TX:
5,400,000	Higher Education Finance Corp. Revenue, William Marsh Rice
	University Project, 0.400%, 4/1/09(a)	5,400,000
	Higher Education Finance, TECP:
10,000,000	0.450% due 4/6/09	10,000,000
10,000,000	0.500% due 4/7/09	10,000,000
14,000,000	Housing Finance Corp., HFI Regency Park Apartments LP,
	LIQ-FNMA, 0.700%, 4/1/09(a)(b)	14,000,000
	Utility System Revenue:
5,400,000	LOC-Bank of America N.A., Bank of New York, Dexia Credit Local,
	State Street Bank & Trust Co., 1.800%, 4/2/09(a)	5,400,000
19,000,000	Refunding, First Lien, LOC-Bank of America N.A., Bank of
	New York, Dexia Credit Local, State Street Bank & Trust Co.,
	1.400%, 4/2/09(a)	19,000,000
8,550,000	Lubbock, TX, ISD, GO, School Building, PSFG, SPA- Bank of America N.A.,
	0.470%, 4/2/09(a)	8,550,000
3,200,000	Mansfield, TX, IDC, Pier 1 Imports, LOC-JPMorgan Chase,
	0.600%, 4/1/09(a)(b)	3,200,000
10,000,000	Mission, TX, Economic Development Corp., Solid Waste Disposal
	Revenue, Allied Waste Inc. Project, LOC-Bank of America N.A.,
	0.800%, 4/2/09(a)(b)	10,000,000
	North Texas Higher Education Authority, Student Loan, Revenue:
17,000,000	LOC-Bank of America & Dexia Credit Local, 0.800%, 4/1/09(a)(b)	17,000,000
10,000,000	LOC-Lloyds Bank PLC, 0.800%, 4/1/09(a)(b)	10,000,000

See Notes to Financial Statements.

36  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 5.9% continued
	North Texas Tollway Authority, TECP:
$4,000,000	0.500% due 6/1/09	$4,000,000
20,700,000	0.550% due 6/1/09	20,700,000
31,570,000	Pasadena, TX, ISD, GO, FSA, SPA-Bank of America NA, 2.000%, 4/2/09(a)	31,570,000
3,900,000	San Antonio, TX, IDA, IDR, Tindall Corp. Project, LOC-Wachovia Bank N.A.,
	0.670%, 4/2/09(a)(b)	3,900,000
	San Antonio, TX:
1,225,000	Electric and Gas Revenue, SPA-Bank of America N.A.,
	0.500%, 4/1/09(a)	1,225,000
4,000,000	Empowerment Zone Development Corp., Drury Southwest Hotel
	Project, LOC-U.S. Bank, 0.700%, 4/2/09(a)(b)	4,000,000
5,150,000	Southeast Texas, HFC, MFH, Oaks of Hitchcock Apartments,
	LOC-General Electric Capital Corp., 1.500%, 4/2/09(a)(b)	5,150,000
2,080,000	Splendora, TX, Higher Education Facilities Corp. Revenue, Fellowship
	Christian Project, LOC-Bank of America N.A., 0.550%, 4/2/09(a)	2,080,000
	Tarrant County, TX, Cultural Education Facilities Finance Corp.:
43,450,000	Hospital Revenue, Valley Baptist Medical Center, LOC-JPMorgan
	Chase, 0.350%, 4/1/09(a)	43,450,000
9,665,000	Retirement Facility, Refunding, Northwest Senior Edgemere Project,
	LOC-Lasalle Bank N.A., 0.480%, 4/2/09(a)	9,665,000
5,000,000	Texas A&M University Revenues, Financing Systems,
	5.000% due 5/15/09	5,020,556
10,900,000	Texas Public Finance Authority, TECP, 0.550% due 6/11/09	10,900,000
	Texas State:
15,000,000	PFA, TECP, 0.600% due 4/2/09	15,000,000
5,000,000	TRAN, 3.000% due 8/28/09	5,027,902
1,500,000	Texas State Department of Housing & Community Affairs,
	Single-Family Revenue, Refunding, FSA, SPA-Depfa Bank PLC,
	2.750%, 4/1/09(a)(b)	1,500,000
3,100,000	Texas State, GO, Veterans Housing Assistance, LIQ-Dexia Credit Local,
	2.750%, 4/1/09(a)(b)	3,100,000
	Texas Technical University Revenue Financing System, TECP:
13,739,000	0.550% due 4/6/09	13,739,000
2,460,000	0.700% due 4/6/09	2,460,000
4,950,000	Texas Technical University Revenue, TECP, 0.300% due 4/7/09	4,950,000
33,118,000	Texas Water Development Board Revenue, Refunding, Subordinated
	Lien A, SPA-JPMorgan Chase, 0.200%, 4/1/09(a)	33,118,000
4,150,000	Travis County, TX, Health Facilities Development Corp., Retirement
	Facilities Revenue, Querencia Barton Creek, LOC-LaSalle Bank,
	0.480%, 4/2/09(a)	4,150,000
10,000,000	Trinity River Authority, TX, Solid Waste Disposal Revenue, Community
	Waste Disposal Project, LOC-Wells Fargo Bank N.A., 0.570%, 4/2/09(a)(b)	10,000,000
	Tyler, TX:
3,250,000	Health Facilities Development Corp., Hospital Revenue, Mother
	Frances Hospital, LOC-Bank of America, 0.550%, 4/2/09(a)	3,250,000
12,000,000	ISD, GO, School Building, PSFG, LIQ-Dexia Credit Local,
	2.000%, 4/2/09(a)	12,000,000
1,243,000	University of North Texas Revenue, TECP, 0.550% due 5/11/09	1,243,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  37

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 5.9% continued
	University of Texas System Revenue, TECP:
$11,500,000	0.500% due 6/10/09	$11,500,000
17,113,000	0.450% due 6/24/09	17,113,000
4,730,000	Weslaco, TX, Health Facilities Development Corp., Knapp Medical
	Center, LOC-Compass Bank, 0.500%, 4/2/09(a)	4,730,000

	Total Texas	525,160,134

	Utah — 1.6%
13,500,000	Central Utah Water Conservancy District, GO, LIQ-Helaba,
	0.600%, 4/1/09(a)	13,500,000
	Utah Housing Corp. Single Family Mortgage Revenue:
9,650,000	FHLB, 0.600%, 4/1/09(a)(b)	9,650,000
52,045,000	LIQ-Bayerische Landesbank, 1.150%, 4/1/09(a)(b)	52,045,000
1,070,000	SPA-Bayerische Landesbank, 1.150%, 4/1/09(a)(b)	1,070,000
3,500,000	SPA-FHLB, 0.600%, 4/1/09(a)(b)	3,500,000
11,500,000	Utah State Board of Regents, Student Loan Revenue, GTD Student
	Loans, LOC-Wells Fargo Bank N.A., 0.570%, 4/2/09(a)(b)	11,500,000
5,395,000	Utah State Housing Finance Agency, Single Family Mortgage,
	SPA-Bayerische Landesbank, 1.150%, 4/1/09(a)(b)	5,395,000
	Utah Water Finance Agency Revenue:
39,665,000	LIQ-JPMorgan Chase, 0.500%, 4/1/09(a)	39,665,000
4,900,000	SPA-JPMorgan Chase, 0.500%, 4/1/09(a)	4,900,000

	Total Utah	141,225,000

	Vermont — 1.2%
6,770,000	Vermont Educational & Health Buildings Financing Agency
	Revenue, Hospital, Northeastern Vermont, LOC-TD Banknorth N.A.,
	0.400%, 4/1/09(a)	6,770,000
5,635,000	Vermont Housing Finance Agency, Single-Family, FSA, SPA-FHLB,
	0.940%, 4/1/09(a)(b)	5,635,000
97,885,000	Vermont Student Assistance Corp. Education Loan Revenue,
	SPA-Bank of New York, 0.800%, 4/2/09(a)(b)	97,885,000

	Total Vermont	110,290,000

	Virginia — 2.9%
	Albemarle County, VA, EDA Hospital Revenue, Martha Jefferson Hospital:
6,000,000	LOC-Branch Banking & Trust, 0.500%, 4/2/09(a)	6,000,000
	LOC-Wachovia Bank N.A.:
40,000,000	0.350%, 4/1/09(a)	40,000,000
33,000,000	0.350%, 4/1/09(a)	33,000,000
6,650,000	Chesapeake Bay, VA, Bridge & Tunnel District, Revenue, General
	Resolution, LOC-Branch Banking & Trust, 0.500%, 4/2/09(a)	6,650,000
4,250,000	Fauquier County, VA, IDA Revenue, Highland School Project,
	LOC-Branch Banking & Trust, 0.550%, 4/2/09(a)	4,250,000
6,835,000	Henrico County, VA, EDA Revenue, Bon Secours Health,
	LOC-Landesbank Baden-Wurttemberg, 0.500%, 4/1/09(a)	6,835,000
3,000,000	King George County, VA, Garnet of VA Inc., LOC-JPMorgan Chase,
	0.700%, 4/2/09(a)(b)	3,000,000
8,700,000	Lexington IDA, VMI Development Board Inc. Project, LOC-Wachovia
	Bank NA, 0.350%, 4/1/09(a)	8,700,000

See Notes to Financial Statements.

38  |   Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND
FACE AMOUNT	SECURITY	VALUE

	Virginia — 2.9% continued
$1,270,000	Loudoun County, VA, Sanitation Authority Water & Sewer Revenue,
	Parity Indebtness, LOC-Bank of America N.A., 0.430%, 4/2/09(a)	$1,270,000
	Lynchburg, VA, IDA Revenue:
	Central Health, LOC-SunTrust Bank:
6,965,000	0.580%, 4/2/09(a)	6,965,000
4,350,000	0.580%, 4/2/09(a)	4,350,000
3,950,000	Central Health, MBIA, LOC-Branch Banking & Trust,
	0.480%, 4/2/09(a)	3,950,000
3,000,000	Lynchburg, VA, IDA, Recreational Facilities Revenue, YMCA of Central
	Virginia, LOC-Wachovia Bank N.A., 0.570%, 4/2/09(a)	3,000,000
9,575,000	Madison County, VA, IDA, Educational Facilities Revenue, Woodberry
	Forest School, LOC-SunTrust Bank, 0.350%, 4/1/09(a)	9,575,000
1,190,000	Montgomery County, VA, IDA Revenue, Virginia Tech Foundation,
	LOC-Bank of America, 0.550%, 4/1/09(a)	1,190,000
6,260,000	Richmond, VA, IDA, Richmond SPCA Project, LOC-SunTrust Bank,
	0.580%, 4/1/09(a)	6,260,000
12,700,000	Roanoke, VA, IDA Hospital Revenue, Carilion Health Systems, FSA,
	SPA-Wachovia Bank N.A., 0.350%, 4/1/09(a)	12,700,000
	Virginia College Building Authority, VA:
13,655,000	Educational Facilities Revenue, 21st Century College,
	SPA-Wachovia Bank, 0.350%, 4/1/09(a)	13,655,000
	Educational Facilities Revenue, 21st Century College,
	SPA-Wachovia Bank N.A.:
7,820,000	0.350%, 4/1/09(a)	7,820,000
2,800,000	Refunding, University Richmond Project, SPA-SunTrust Bank,
	0.600%, 4/1/09(a)	2,800,000
5,515,000	Various Shenandoah University Projects, LOC-Branch Banking
	& Trust, 0.600%, 4/1/09(a)	5,515,000
	Virginia Commonwealth University:
	Health System Authority Revenue:
41,800,000	AMBAC, LOC-Wachovia Bank N.A., 0.350%, 4/1/09(a)	41,800,000
2,200,000	LOC-Wachovia Bank N.A., 0.330%, 4/1/09(a)	2,200,000
2,200,000	VA, AMBAC, LOC-Wachovia Bank N.A., SPA-Wachovia Bank N.A.,
	0.300%, 4/1/09(a)	2,200,000
21,200,000	VA, AMBAC, LOC-Wachovia Bank N.A., 0.250%, 4/1/09(a)	21,200,000

	Total Virginia	254,885,000

	Washington — 2.3%
	King County, WA:
5,680,000	Overlake Project, LOC-Bank of America, 0.800%, 4/2/09(a)(b)	5,680,000
	Housing Authority Revenue:
11,445,000	Auburn Court Apartments Project, FNMA, LIQ-FNMA,
	0.700%, 4/2/09(a)(b)	11,445,000
4,250,000	Greenbridge Redevelopment, Salmon, LOC-Bank of America
	N.A., 0.820%, 4/2/09(a)(b)	4,250,000
1,570,000	Olympia, WA, EDA, Spring Air Northwest Project, LOC-U.S. Bank,
	0.800%, 4/2/09(a)(b)	1,570,000
10,000,000	Port Grays Harbor, WA, Murphy Co. Project, LOC-Bank of America N.A.,
	0.800%, 4/2/09(a)(b)	10,000,000

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  39

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Washington — 2.3% continued
$4,130,000	Snohomish County, WA, Housing Authority Revenue, Autumn Chase
	Apartments Project, LOC-Bank of America N.A., 0.550%, 4/2/09(a)	$4,130,000
4,200,000	Washington Public Power Supply System, Nuclear Project No. 1,
	LOC-Bank of America N.A., 0.620%, 4/1/09(a)(d)	4,200,000
4,000,000	Washington State Economic Development Finance Authority,
	Revenue, Canam Steel Project, LOC-Toronto-Dominion Bank,
	0.800%, 4/2/09(a)(b)	4,000,000
	Washington State Health Care Facilities Authority Revenue:
	Multicare Health Systems, FSA, SPA-U.S. Bank N.A.:
100,000	0.390%, 4/1/09(a)	100,000
4,600,000	0.800%, 4/1/09(a)	4,600,000
10,000,000	Overlake Hospital Medical Center, LOC-Keybank N.A.,
	0.650%, 4/2/09(a)	10,000,000
4,750,000	Southwest Washington Medical Center, LOC-Allied Irish Bank PLC,
	0.750%, 4/2/09(a)	4,750,000
13,000,000	Washington State Health Care Facilities Authority, Lease Revenue,
	National Healthcare Research and Education Finance Corp.,
	LOC-BNP Paribas, 0.450%, 4/1/09(a)	13,000,000
	Washington State HFC:
	MFH Revenue:
5,860,000	Bridgewood Four Seasons, FNMA, LIQ-FNMA, 0.700%, 4/2/09(a)(b)	5,860,000
6,365,000	Eagles Landing Apartments, FNMA, LIQ-FNMA, 0.700%, 4/2/09(a)(b)	6,365,000
6,600,000	Holly Village Seniors, FNMA, LIQ-FNMA, 0.700%, 4/2/09(a)(b)	6,600,000
14,640,000	Merrill Gardens at Tacoma LLC, LOC-Bank of America N.A.,
	0.650%, 4/2/09(a)(b)	14,640,000
6,125,000	Rolling Hills Apartments Project, FNMA, LIQ-FNMA,
	0.700%, 4/2/09(a)(b)	6,125,000
7,285,000	The Lodge at Eagle Ridge LLC, LOC-Bank of America N.A.,
	0.650%, 4/2/09(a)(b)	7,285,000
46,900,000	Non-Profit Revenue, Skyline at First Hill Project, LOC-Bank of
	America N.A., 0.480%, 4/2/09(a)	46,900,000
	Washington State:
3,550,000	HFA, MFH, Summer Ridge Apartments Project, LOC-U.S. Bank,
	0.500%, 4/1/09(a)(b)	3,550,000
6,840,000	Higher EFA Revenue, University of Puget Sound Project A,
	LOC-Bank of America N.A., 0.500%, 4/2/09(a)	6,840,000
20,220,000	Washington, WA, HEFA, Revenue, Whitman College Project,
	SPA-JPMorgan Chase, 0.400%, 4/2/09(a)	20,220,000

	Total Washington	202,110,000

	West Virginia — 0.3%
10,000,000	West Virginia State Housing Development Fund, Housing Finance,
	0.600%, 4/2/09(a)(b)	10,000,000
	West Virginia, EDA:
6,665,000	PCR, Ohio Power Co., LOC-Royal Bank of Scotland, 0.450%, 4/2/09(a)	6,665,000
10,000,000	Solid Waste Disposal Facilities Revenue, Appalachian Power Co.,
	LOC-JPMorgan Chase, 0.830%, 4/2/09(a)(b)	10,000,000

	Total West Virginia	26,665,000

See Notes to Financial Statements.

40  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

FACE AMOUNT	SECURITY	VALUE

	Wisconsin — 3.1%
$6,000,000	Milwaukee, WI, TECP, 0.750% due 4/1/09	$6,000,000
	University of Wisconsin, Hospitals & Clinics Authority Revenue:
4,870,000	LOC-U.S. Bank N.A., 0.500%, 4/2/09(a)	4,870,000
8,860,000	Refunding, FSA, SPA-U.S. Bank N.A., 1.750%, 4/2/09(a)	8,860,000
	Wisconsin Housing & EDA:
5,975,000	Home Ownership Revenue, Dexia Credit Local, 2.600%, 4/1/09(a)(b)	5,975,000
	Home Ownership Revenue, FHLB:
4,020,000	0.500%, 4/1/09(a)	4,020,000
31,375,000	0.600%, 4/1/09(a)(b)	31,375,000
23,890,000	0.650%, 4/1/09(a)(b)	23,890,000
	Wisconsin State HEFA Revenue:
22,710,000	Aurora Health Care Inc., LOC- KBC Bank NV, 0.350%, 4/1/09(a)	22,710,000
16,850,000	Froedtert & Community Health, LOC-U.S. Bank N.A.,
	0.200%, 4/1/09(a)	16,850,000
15,000,000	GO, Froedtert and Community Health Inc., LOC-U.S. Bank N.A.,
	0.450%, 4/1/09(a)	15,000,000
9,600,000	Medical College of Wisconsin Inc., LOC-U.S. Bank N.A.,
	0.350%, 4/2/09(a)	9,600,000
	Wisconsin State, GO, TECP:
43,257,000	0.550% due 6/2/09	43,257,000
14,675,000	0.700% due 6/4/09	14,675,000
37,393,000	0.500% due 6/9/09	37,393,000
34,620,000	0.750% due 8/13/09	34,620,000

	Total Wisconsin	279,095,000

	Wyoming — 0.8%
	Sweetwater County, WY:
22,400,000	Environmental Important Revenue, Simplot Phosphates LLC,
	LOC-Rabobank Nederland, 0.830%, 4/1/09(a)(b)	22,400,000
1,100,000	PCR, Refunding, Pacificorp Project, LOC-Barclays Bank PLC,
	0.350%, 4/1/09(a)	1,100,000
50,900,000	Wyoming CDA, Housing Revenue, SPA-State Street Bank & Trust Co.,
	1.100%, 4/1/09(a)(b)	50,900,000

	Total Wyoming	74,400,000

	TOTAL INVESTMENTS—98.6% (Cost—$8,783,819,912#)	8,783,819,912
	Other Assets in Excess of Liabilities—1.4%	125,119,949

	TOTAL NET ASSETS—100.0%	$8,908,939,861

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  41

Schedule of investments continued
March 31, 2009

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

Abbreviations used in this schedule:
AMBAC	—	Ambac Assurance Corporation - Insured Bonds
BAN	—	Bond Anticipation Notes
CDA	—	Community Development Authority
COP	—	Certificate of Participation
CSD	—	Central School District
CTFS	—	Certificates
DFA	—	Development Finance Agency
EDA	—	Economic Development Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
FHA	—	Federal Housing Administration
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance - Insured Bonds
GIC	—	Guaranteed Investment Contract
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
HDA	—	Housing Development Agency
HDC	—	Housing Development Corporation
HEFA	—	Health & Educational Facilities Authority
HFA	—	Housing Finance Authority
HFC	—	Housing Finance Commission
IDA	—	Industrial Development Authority
IDB	—	Industrial Development Board
IDC	—	Industrial Development Corporation
IDR	—	Industrial Development Revenue
IFA	—	Industrial Finance Agency
IFC	—	Industrial Finance Corporation
ISD	—	Independent School District
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation - Insured Bonds
MFA	—	Municipal Finance Authority
MFH	—	Multi-Family Housing
MTA	—	Metropolitan Transportation Authority
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Facilities Authority
PSFG	—	Permanent School Fund Guaranty
RAN	—	Revenue Anticipation Notes
RDA	—	Redevelopment Agency
Radian	—	Radian Asset Assurance - Insured Bonds
SPA	—	Standby Bond Purchase Agreement - Insured Bonds
TAN	—	Tax Anticipation Notes
TECP	—	Tax Exempt Commercial Paper
TFA	—	Transitional Finance Authority
TRAN	—	Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

42  |  Western Asset Municipal Money Market Fund 2009 Annual Report

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

SUMMARY OF INVESTMENTS BY SECTOR*

Education	19.9%
Hospitals	19.7
Transportation	11.0
General obligation	10.8
Housing: single family	6.8
Miscellaneous	6.2
Water & sewer	5.2
Industrial development	4.6
Utilities	3.7
Housing: multi-family	3.6
Public facilities	2.7
Pollution control	2.3
Finance	1.2
Electric	0.8
Tax allocation	0.6
Life care systems	0.5
Solid waste	0.4

100.0%

* As a percentage of total investments. Please note that Fund holdings are as of March 31, 2009 and are subject to change.

RATINGS TABLE (unaudited) †

S&P/Moody’s/Fitch‡
A-1	68.3%
VMIG1	22.7
SP-1	1.9
AAA/Aaa	1.5
F-1	1.4
AA/Aa	1.3
P-1	1.2
A/A	0.7
MIG1	0.6
NR	0.4

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 44 and 45 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  43

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus
(–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

44  |  Western Asset Municipal Money Market Fund 2009 Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as and predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG1	—	Moody’s highest rating for issues having a demand feature — VRDO.

MIG1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.

F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  45

Statement of assets and liabilities
March 31, 2009

ASSETS:
Investments, at value	$8,783,819,912
Cash	79,031
Receivable for securities sold	115,991,586
Interest receivable	12,668,929
Prepaid Treasury Guarantee Program fees (Note 11)	406,816
Prepaid expenses	228,920
Receivable for Fund shares sold	25
Other assets	81,475

Total Assets	8,913,276,694

LIABILITIES:
Investment management fee payable	3,067,515
Distribution fees payable	772,705
Trustees’ fees payable	170,033
Distributions payable	54,905
Payable for Fund shares repurchased	12
Accrued expenses	271,663

Total Liabilities	4,336,833

TOTAL NET ASSETS	$8,908,939,861

NET ASSETS:
Par value (Note 5)	$89,090
Paid-in capital in excess of par value	8,909,217,668
Undistributed net investment income	7,719
Accumulated net realized loss on investments	(374,616)

TOTAL NET ASSETS	$8,908,939,861

Shares Outstanding:
Class A	8,784,751,484
Exchange A	124,210,505
Class I	26,440
Net Asset Value:
Class A	$1.00
Exchange A	$1.00
Class I	$1.00

See Notes to Financial Statements.

46  |  Western Asset Municipal Money Market Fund 2009 Annual Report

Statement of operations
For the Year Ended March 31, 2009

INVESTMENT INCOME:
Interest	$184,779,468

EXPENSES:
Investment management fee (Note 2)	39,446,693
Distribution fees (Notes 2 and 3)	10,000,178
Treasury Guarantee Program fees (Note 11)	2,056,368
Transfer agent fees (Note 3)	469,746
Legal fees	347,729
Trustees’ fees	230,157
Shareholder reports (Note 3)	162,933
Registration fees	132,489
Insurance	124,213
Custody fees	64,192
Audit and tax	60,638
Miscellaneous expenses	28,997

Total Expenses	53,124,333

NET INVESTMENT INCOME	131,655,135

NET REALIZED LOSS FROM INVESTMENT TRANSACTIONS	(374,616)

INCREASE IN NET ASSETS FROM OPERATIONS	$131,280,519

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  47

Statements of changes in net assets

FOR THE YEARS ENDED MARCH 31,	2009	2008

OPERATIONS:
Net investment income	$131,655,135	$249,313,024
Net realized gain (loss)	(374,616)	123,685

Increase in Net Assets From Operations	131,280,519	249,436,709

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(131,647,416)	(249,488,410)
Net realized gains	(7,719)	(306,731)

Decrease in Net Assets From Distributions to Shareholders	(131,655,135)	(249,795,141)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	44,132,027,891	48,621,166,508
Reinvestment of distributions	125,271,375	240,655,779
Cost of shares repurchased	(45,399,182,869)	(47,042,545,429)

Increase (Decrease) in Net Assets From Fund Share Transactions	(1,141,883,603)	1,819,276,858

INCREASE (DECREASE) IN NET ASSETS	(1,142,258,219)	1,818,918,426

NET ASSETS:
Beginning of year	10,051,198,080	8,232,279,654

End of year*	$8,908,939,861	$10,051,198,080

* Includes undistributed net investment income of:	$7,719	—

See Notes to Financial Statements.

48  |  Western Asset Municipal Money Market Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31:
CLASS A SHARES	2009	2008	2007 [1]	2006 [1]	2005 [1]

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.013	0.029	0.031	0.022	0.009
Net realized gain (loss)[2]	(0.000)	0.000	0.000	0.000	0.000

Total income from operations	0.013	0.029	0.031	0.022	0.009

LESS DISTRIBUTIONS FROM:
Net investment income	(0.013)	(0.029)	(0.031)	(0.022)	(0.009)
Net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	(0.000)[2]

Total distributions	(0.013)	(0.029)	(0.031)	(0.022)	(0.009)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[3]	1.32%	2.93%	3.10%	2.19%	0.90%

NET ASSETS, END OF YEAR (millions)	$8,785	$10,051	$8,232	$7,474	$7,080

RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.53%[4]	0.52%	0.53%[5]	0.55%	0.57%
Net expenses[6]	0.53 [4]	0.52 [7]	0.52 [5,8]	0.55 [8]	0.56 [8]
Net investment income	1.32	2.85	3.05	2.17	0.90

[1]	Represents a share of capital stock outstanding prior to April 16, 2007.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.51%.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.52%.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 0.70%.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

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Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
EXCHANGE A SHARES	2009 [1]

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.008
Net realized loss[2]	(0.000)

Total income from operations	0.008

LESS DISTRIBUTIONS FROM:
Net investment income	(0.008)
Net realized gain[2]	(0.000)

Total distributions	(0.008)

NET ASSET VALUE, END OF PERIOD	$1.000

Total return[3]	0.80%

NET ASSETS, END OF PERIOD (millions)	$124

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4,5]	0.60%
Net expenses[4,5,6]	0.60
Net investment income[4]	1.18

[1]	For the period August 1, 2008 (inception date) to March 31, 2009.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.56%.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Exchange A shares will not exceed 0.70%.

See Notes to Financial Statements.

50  |  Western Asset Municipal Money Market Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES	2009 [1]

NET ASSET VALUE, BEGINNING OF PERIOD	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.001
Net realized loss[2]	(0.000)

Total income from operations	0.001

LESS DISTRIBUTIONS FROM:
Net investment income	(0.001)

Total distributions	(0.001)

NET ASSET VALUE, END OF PERIOD	$1.000

Total return[3]	0.10%

NET ASSETS, END OF PERIOD (000s)	$26

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.47%
Net expenses[4,5]	0.47
Net investment income[4]	0.39

[1]	For the period December 31, 2008 (inception date) to March 31, 2009.

[2]	Amount represents less than $0.0005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

See Notes to Financial Statements.

Western Asset Municipal Money Market Fund 2009 Annual Report  |  51

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal Money Market Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MARCH 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

Investments in securities	$8,783,819,912	—	$8,783,819,912	—

52  |  Western Asset Municipal Money Market Fund 2009 Annual Report

(b) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years

Western Asset Municipal Money Market Fund 2009 Annual Report  |  53

Notes to financial statements continued

for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE

First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended March 31, 2009, the Fund’s Class A, Exchange A and Class I shares had voluntary expense limitations in place of 0.70%.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s

54  |  Western Asset Municipal Money Market Fund 2009 Annual Report

prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2009, the Fund had accrued $64,022 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A and Exchange A shares calculated at an annual rate of 0.10% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES

Class A	$9,920,525	$423,735	$162,737
Exchange A1	79,653	46,009	194
Class I2	—	2	2

Total	$10,000,178	$469,746	$162,933

[1]	For the period August 1, 2008 (inception date) to March 31, 2009.

[2]	For the period December 31, 2008 (inception date) to March 31, 2009.

4. Distributions to shareholders by class

	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

Net Investment Income:
Class A	$130,709,690	$249,488,410
Exchange A1	937,701	—
Class I2	25	—

Total	$131,647,416	$249,488,410

Western Asset Municipal Money Market Fund 2009 Annual Report  |  55

Notes to financial statements continued

	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

Net Realized Gains:
Class A	$7,622	$306,731
Exchange A1	97	—

Total	$7,719	$306,731

[1]	For the period August 1, 2008 (inception date) to March 31, 2009.

[2]	For the period December 31, 2008 (inception date) to March 31, 2009.

5. Shares of beneficial interest

At March 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had ten billion shares of capital stock authorized with a par value of $0.01 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008

Class A
Shares sold	43,754,366,787	48,621,166,508
Shares issued on reinvestment	125,207,420	240,655,779
Shares repurchased	(45,145,694,755)	(47,042,545,429)

Net increase (decrease)	(1,266,120,548)	1,819,276,858

Exchange A1
Shares sold	377,634,664	—
Shares issued on reinvestment	63,955	—
Shares repurchased	(253,488,114)	—

Net increase	124,210,505	—

Class I2
Shares sold	26,440	—
Shares issued on reinvestment	—	—
Shares repurchased	—	—

Net increase	26,440	—

[1]	For the period August 1, 2008 (inception date) to March 31, 2009.

[2]	For the period December 31, 2008 (inception date) to March 31, 2009.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

56  |  Western Asset Municipal Money Market Fund 2009 Annual Report

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	EXCHANGE A	CLASS I

Daily 4/30/2009	$0.000125	$0.000074	$0.000178

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2009	2008

Distributions Paid From:
Tax-exempt income	$131,627,345	$249,070,643
Ordinary income	23,195	507,130
Net long-term capital gains	4,595	217,368

Total taxable distributions	$27,790	$724,498

Total distributions paid	$131,655,135	$249,795,141

As of March 31, 2009, there were no significant differences between the book and tax components of net assets.

As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT

3/31/2017	$(374,616)

This amount will be available to offset any future taxable capital gains.

7. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the

Western Asset Municipal Money Market Fund 2009 Annual Report  |  57

Notes to financial statements continued

time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

58  |  Western Asset Municipal Money Market Fund 2009 Annual Report

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second

Western Asset Municipal Money Market Fund 2009 Annual Report  |  59

Notes to financial statements continued

Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

9. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among

60  |  Western Asset Municipal Money Market Fund 2009 Annual Report

other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

* * *

Western Asset Municipal Money Market Fund 2009 Annual Report  |  61

Notes to financial statements continued

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

11. Treasury guarantee

The Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department has further extended the Guarantee Program through September 18, 2009. The Fund has elected to participate in this extension.

In order to participate in the Guarantee Program during the initial term, the applicable share classes have paid a participation fee of 0.01% of their net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. The fee for participation in each extension was 0.015%.

62  |  Western Asset Municipal Money Market Fund 2009 Annual Report

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal Money Market Fund, a series of Legg Mason Partners Money Market Trust, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Municipal Money Market Fund as of March 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 26, 2009

Western Asset Municipal Money Market Fund 2009 Annual Report  |  63

Board approval of management and
subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Municipal Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided by management during the meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

64  |  Western Asset Municipal Money Market Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a money fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s

Western Asset Municipal Money Market Fund  |  65

Board approval of management and
subadvisory agreements (unaudited) continued

performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail funds classified as money market funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

66  |  Western Asset Municipal Money Market Fund

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail no-load funds (including the Fund) classified as money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its contractual management fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the

Western Asset Municipal Money Market Fund  |  67

Board approval of management and
subadvisory agreements (unaudited) continued

Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

68  |  Western Asset Municipal Money Market Fund

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset Municipal Money Market Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholders Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

Western Asset Municipal Money Market Fund  |  69

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

70  |  Western Asset Municipal Money Market Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

Western Asset Municipal Money Market Fund  |  71

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	64

Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

72  |  Western Asset Municipal Money Market Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	64
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	140
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

Western Asset Municipal Money Market Fund  |  73

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

74  |  Western Asset Municipal Money Market Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Municipal Money Market Fund  |  75

Important tax information (unaudited)

Distributions Paid:	April 1, 2008 - June 30, 2008	July 1, 2008 - October 31, 2008	December 1, 2008 - March 31, 2009

Tax-exempt interest	99.95%	100.00%	100.00%
Ordinary income	0.05%*	—	—
Long-term capital gain	—	—	—

Distributions Paid:		November 28, 2008

Class paid to:		Class A	Exchange A

Tax-exempt interest		99.91%	99.90%
Ordinary income		0.04%*	0.04%*
Long-term capital gain		0.05%	0.06%

*

Additionally, all of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S, withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

76  |  Western Asset Municipal Money Market Fund

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Western Asset Municipal Money Market Fund

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent*

Boston Financial Data Services, Inc.
 2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Western Asset Municipal Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland business trust.

WESTERN ASSET MUNICIPAL MONEY MARKET FUND Legg Mason Funds 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC WAS04040 5/09 SR09-814

NOT PART OF THE ANNUAL REPORT

ITEM 2.          CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2008 and March 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant's principal accountant (the “Auditor”) for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $123,250 in 2008 and $133,400 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $22,563 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Money Market Trust, also there were services consisting of billings for the issuance of the consent letter dated April 9, 2007 and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,700 in 2008 and $24,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Money Market Trust were $4,900 in 2008 and $0 in 2009. The services consisted of procedures performed in connection with the merger of Legg Mason Partners funds on March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.          AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

b) Not applicable

ITEM 6.         SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.       CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.         EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: June 4, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date: June 4, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date: June 4, 2009